As filed with the Securities and Exchange Commission on December 20, 2013

Securities Act Registration No. 333-189945

Investment Company Registration No. 811-22869

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 1

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 1

SunAmerica Goldman Sachs Diversified Yield Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (800) 858-8850

Gregory N. Bressler

Senior Vice President and General Counsel

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Name and Address of Agent for Service)

Copies to:

P. Jay Spinola, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933 and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, ($0.001 par value per share)	50,000 shares	$20.00	$1,000,000	$136.40(2)

(1)	Estimated solely for purpose of calculating the registration fee.
(2)	$136.40 was previously paid with the initial filing.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Preliminary Prospectus dated December 20, 2013

PROSPECTUS

Shares

SunAmerica Goldman Sachs Diversified Yield Fund, Inc.

Common Stock

$20.00 per Share

SunAmerica Goldman Sachs Diversified Yield Fund, Inc. (the “Fund”) is a newly organized, diversified, closed-end management investment company.

Investment Objectives. The Fund’s primary investment objective is to seek high current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated.

Investment Policies. The Fund will seek to achieve its investment objectives primarily by investing in a diversified portfolio of income-producing equity and debt securities of both U.S. and foreign issuers (including emerging market issuers). The Fund expects that its portfolio will initially consist primarily of investments in preferred stocks, real estate investment trusts, master limited partnerships, mortgage-backed securities, asset-backed securities and various types of debt securities and other credit instruments. These debt and credit instruments may include a variety of fixed, variable and floating rate securities, such as senior loans, subordinated loans, corporate bonds, notes (including structured notes and exchange-traded notes), bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations and collateralized loan obligations), bank loans, corporate loans, government and municipal obligations, repurchase agreements, and other income instruments of a similar nature. The Fund reserves the right to invest in fixed income instruments of any maturity, duration and credit quality, including instruments rated below investment grade. Fixed, variable, and floating rate instruments that are rated below investment grade or unrated but of comparable quality (commonly referred to as “junk bonds,” “high yield” securities or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Fund will not invest more than [    ]% of its Managed Assets (as defined in this prospectus) in below investment grade securities (i.e., the securities of issuers rated below investment grade or unrated issuers determined to be of comparable quality at the time of investment).

Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund initially expects to incur leverage by borrowing money from banks or other lenders in an amount equal to up to [    ]% of its initial Managed Assets (as defined in this prospectus). In addition, the Fund expects to gain leverage through the use of reverse repurchase agreements by investing the proceeds it receives from selling its portfolio securities while incurring the accompanying obligation to repurchase those securities at a later date. The Fund may also gain leverage synthetically through derivative contracts such as swaps. The Fund may in the future engage in leveraging transactions to the maximum extent permitted by law for investment and other general corporate purposes. The use of leverage is a speculative technique that involves special risks associated with the leveraging of common stock. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Leverage” and “Risk Factors—Leverage Risk.”

Derivatives Transactions. The Fund may, but is not required to, use instruments referred to as derivatives to seek to increase income, for hedging purposes, and to gain leverage synthetically. The Fund’s principal investments in derivatives, if any, are initially anticipated to include option strategies and swap agreements (including interest rate and index swap agreements and credit default swaps). The use of derivatives may involve substantial leverage and is subject to significant risks. There can be no assurance that any derivatives strategy the Fund employs will be successful during any period in which it is employed. See “The Fund’s Investments—Investment Strategies—Portfolio Composition—Derivatives” and “Risk Factors—Derivatives Risk.”

Investment Adviser and Subadviser. SunAmerica Asset Management Corp. (the “Adviser”), a registered investment adviser, serves as the Fund’s investment adviser and is responsible for selecting the subadviser for the Fund and supervising the daily business affairs of the Fund. The Adviser had approximately $[        ] in assets under management as of [        ], 2013. Goldman Sachs Asset Management, L.P. (“GSAM”), a registered investment adviser, serves as the Fund’s subadviser and is responsible for managing the investment of the Fund’s Managed Assets. GSAM had approximately $[        ] billion in assets under management as of [            ], 2013.

No Prior History. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance. Shares of closed-end management investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on an exchange or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares and/or (2) the net asset value of the Fund’s shares at the time of sale.

Listing. The Fund has applied to list its common shares on the [                         ], subject to notice of issuance, under the symbol “[    ].”

Investing in the Fund’s common shares involves certain risks. See “Risk Factors” beginning on page [    ] of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share		Total(1)
Public offering price		$20.00	$
Sales load[(2)]	$		$
Estimated offering costs	$		$
Proceeds, after expenses, to the Fund(3)	$		$

(1)	The underwriters named in this prospectus have an option to purchase up to [ ] additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such overallotment option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $[ ], $[ ], $[ ] and $[ ], respectively. See “Underwriters.”
(2)	[The Adviser (and not the Fund) has agreed to pay, from its own assets, a structuring fee to [ ]. The Adviser (and not the Fund) may also pay certain qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connecting with the offering. Because these fees are paid by the Adviser, they are not reflected under sales load in the table above.] See “Underwriters.”
(3)	The Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs to be incurred by the Fund are estimated to be $[ ]. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load) exceed $[ ] per share of common stock ([ ]% of the offering price). See “Summary of Fund Expenses.”

The underwriters expect to deliver the common shares to purchasers on or about [            ], 2014.

The date of this prospectus is             , 2014.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s statement of additional information is found in this prospectus. Additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is available upon written or oral request and without charge. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. You may also email requests for these documents to publicinfo@sec.gov. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, please contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o [                    ]), by express, certified and registered mail (SunAmerica Mutual Funds c/o [                    ]), or by the Internet at www.safunds.com. The references to the websites above do not incorporate the contents thereof into this prospectus.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the Underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since the date of this prospectus.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” on page [    ] of this prospectus and the other information included in this prospectus. The information below is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund	SunAmerica Goldman Sachs Diversified Yield Fund, Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”) as a diversified, closed-end management investment company. SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”) serves as the Fund’s investment adviser. Goldman Sachs Asset Management, L.P. (“GSAM” or the “Subadviser”) serves as the Fund’s subadviser. References herein to the “Advisers” should be interpreted to refer to SunAmerica and/or GSAM, as appropriate.

The Offering	The Fund is offering [ ] shares of its common stock (“common shares”) at an initial offering price of $20.00 per share through a group of underwriters (the “Underwriters”) led by [ ] which price includes a sales load of [ ]% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”). An investor buying common stock (often referred to as “shares” in this prospectus) during the Fund’s initial public offering generally must purchase at least 100 shares. See “The Offering.” The Underwriters have an option to purchase up to an additional [ ] common shares of the Fund within 45 days of the date of this prospectus to cover any overallotments. See “Underwriters.”

Who May Wish to Invest

The Fund may be an appropriate investment for investors seeking:

•      the potential for high current income, with capital appreciation as a secondary objective;

•      exposure to a fund with a diversified portfolio with the flexibility to invest in a variety of income-producing securities;

•      additional income from the strategic use of leverage; and

•      access to the investment acumen of GSAM.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

Investment Objectives

The Fund’s primary investment objective is to seek high current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated. The Fund will seek capital appreciation to the extent consistent with its primary investment objective.

The Fund’s investment objectives are non-fundamental policies and may be changed without shareholder approval.

Investment Strategies	The Subadviser will seek to achieve the Fund’s investment objectives primarily by selecting and allocating the Fund’s assets among different types of income-producing equity and debt securities and other financial instruments of both U.S. and foreign issuers (including emerging market issuers). The Fund’s portfolio is constructed with an emphasis on achieving and maintaining a sustainable level of income while seeking to manage the Fund’s risk exposure. The Subadviser has discretion to invest across an issuer’s capital structure in any type of equity, debt or hybrid (such as preferred stock or convertible) securities or other financial instruments that the Subadviser believes will help to achieve the Fund’s investment objectives. The Subadviser also has broad flexibility to periodically allocate and reallocate the Fund’s assets among different asset classes based on its market views and current assessment of economic conditions, in order to respond to shifting market environments.

The Subadviser believes that the strategic allocation of risk across the Fund’s investments and asset classes can be a significant factor in the pursuit of the Fund’s investment objectives. The Subadviser anticipates that its investment process will, over time, take into account: (i) changes to the Subadviser’s macro-economic views, with particular emphasis on the anticipated balance between future real growth and inflation (that is, the current market value of a security relative to the historical value of the security or similar securities), (ii) the absolute and relative valuation of the securities held in the Fund’s portfolio, and (iii) changes in the risk characteristics of the Fund’s investments over time.

In seeking to achieve the Fund’s investment objectives, the Subadviser will actively construct and manage a portfolio of investments utilizing the strategies discussed herein. The Subadviser will periodically rebalance the Fund’s allocation of assets among different types of securities and financial instruments based on its analysis of the markets in general and particular individual issuers in order to seek to optimize the Fund’s allocation to instruments that the Subadviser believes are best positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment. In response to evolving economic conditions, and as its views of the market change, the Subadviser may, in its discretion, adjust its investment methodologies and processes, and reallocate the Fund’s investments among issuers and asset classes, which may cause the Fund to buy and sell securities frequently.

The Subadviser has discretion to invest in a broad range of securities and financial instruments in pursuing the Fund’s investment objectives. The Fund expects that its portfolio will initially consist primarily of investments in preferred stock, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and various types of debt securities and other credit instruments. These debt securities and other credit instruments may include a variety of fixed, variable and floating rate securities, such as senior loans, subordinated loans, corporate bonds, notes (including structured notes and exchange-traded notes), bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations and collateralized loan obligations), bank loans, corporate loans, government and municipal obligations, repurchase agreements, and other instruments of a similar nature. The Fund reserves the right to invest in fixed, variable, and floating rate instruments of any maturity, duration and credit quality, including those instruments that, at the time of investment, are rated below investment grade or, if unrated, are determined by the Subadviser to be of comparable quality (commonly referred to as “junk bonds,” “high yield” securities or “leveraged loans”). Split rated instruments (i.e., instruments that receive different ratings from two or more rating agencies) will be considered to have the higher credit rating. The Fund will not invest more than [    ]% of its Managed Assets (as defined in this prospectus, see “Leverage”) in issuers rated below investment grade or unrated issuers determined by the Subadviser to be of comparable quality.

When consistent with its investment objectives and policies, the Fund may use derivatives, such as futures, options or swaps, to gain exposure to securities without actually investing in them directly (including when owning the derivative investment may be more efficient or less costly than owning the security itself), to gain leverage synthetically, or to reduce macro risks, enhance income, or provide downside risk protection for one or more securities to which the Fund has exposure. The Fund may also gain exposure to the securities in which it primarily invests by investing in other investment companies. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest in the securities of both U.S. and foreign issuers (including emerging market issuers). The Fund’s investments in foreign issuers may be U.S. dollar denominated or foreign currency denominated. The Fund has adopted a policy to limit its investment in the securities of emerging market issuers to [    ]% of its Managed Assets.

The Fund’s secondary investment objective is to seek capital appreciation. The Fund will seek capital appreciation to the extent consistent with its primary investment objective of seeking high current income. The ability of the Fund to achieve capital appreciation may be limited to the extent the Fund invests in instruments rated below investment grade and investments with similar economic characteristics, which may be speculative. The Subadviser seeks to achieve capital appreciation through a disciplined approach to its investment selection process and its evaluation of issuers. The Subadviser also expects to gain exposure to companies across a broad range of industries and of varying characteristics and return profiles, as well as active management of these investments in light of current economic developments and trends.

The Fund may, but is not required to, take certain defensive actions in times of increased market volatility or other adverse market conditions or if the Fund’s use of leverage, if any, begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative effect on the Fund’s investments or its use of leverage on common shareholders, the Fund may engage in hedging transactions through the use of derivatives, securities or other financial instruments. The Fund also may shorten the average maturity of its investment portfolio (by, among other things, investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions or may engage in interest rate hedging arrangements. The Fund may attempt to reduce the utilization of leverage by prepaying debt or other borrowings, including the redemption or repurchase of any preferred stock it may issue. The types of leverage that the Fund utilizes will vary depending on market conditions.

During temporary defensive periods or in order to reduce the Fund’s leverage exposure or to keep the Fund’s cash fully invested or to serve as collateral for the Fund’s derivatives positions, including during the period when the net proceeds of the offering of common shares are being invested, or at other times deemed appropriate by the Subadviser, the Fund may deviate from its investment strategies and objectives. During such periods, the Fund may invest all or a portion of its assets in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. Government agencies or instrumentalities; non-U.S. Government securities which have received an investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit-linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Subadviser considers consistent with this strategy. The Fund may also take temporary or defensive positions in cash, cash equivalents or other short-term securities for cash management, liquidity and risk management purposes (e.g., to meet expenses or pending allocation of capital to investments) and other purposes, including in connection with the Fund’s use of derivatives. It is impossible to predict when, if, or for how long, the Fund will use these strategies. There can be no assurance that these strategies, if utilized, will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Diversification. The Fund is designed to provide “diversified” exposure to a variety of different securities and financial instruments. This means that the Fund expects to invest broadly among multiple issuers, multiple asset classes, and in multiple industries. However, the number of issuers, asset classes, and industries represented in the Fund’s portfolio will vary from time to time based on market conditions and the Subadviser’s judgment of how to achieve the Fund’s investment objectives.

Portfolio Composition

The Fund’s portfolio is expected to initially be comprised principally of the following types of investments:

Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities in which the Fund may invest include:

Preferred Stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of an issuer’s assets. The rights of holders of preferred stock, however, are subordinated to more senior creditors, including senior debt holders. Preferred stock pays fixed or floating rate dividends. In addition, holders of preferred stock usually have no right to vote for corporate directors or on other matters. Preferred stock shares many investment characteristics with both common stock and bonds. In addition, preferred stock may have call features, allowing the issuer to redeem the preferred stock when it is economically beneficial to the issuer.

Master Limited Partnerships. MLP is a term generally applied to entities receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose partnership interests or “units” are publicly listed and traded on exchanges or in the over-the-counter (“OTC”) market. To qualify as a partnership for U.S. federal income tax purposes, at least 90% of an MLP’s gross income must constitute qualifying income as set forth in the Code. Qualifying income may be derived from natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs, due to their partnership structure, generally do not pay income taxes. As a result, investors only pay income tax at the unitholder level. MLPs generally have two classes of owners, the general partner and the limited partners. The general partner typically has an economic interest in the MLP’s incentive distribution rights, and also, in many cases, has ownership of common and subordinated limited partner interests in the MLP (“units”). Limited partners own the remainder of the partnership through ownership of the MLP’s common units. Limited partner units in an MLP normally are listed and traded on a securities exchange. Typically, limited partners are passive investors, with almost all management decisions for the MLP made by the general partner. Limited partners also have limited voting rights and generally no involvement in appointing the general partner’s board of directors or other management body. A distribution from an MLP to the Fund is generally not a taxable event to the Fund but instead reduces (but not below zero) the Fund’s basis in its interest in the distributing MLP. A distribution from an MLP to the Fund that exceeds in amount the Fund’s remaining basis in its interest in the distributing MLP will generate taxable realized gain to the Fund in the amount of such excess. This taxable realized gain will be taxed as ordinary income, not capital gain, to the Fund to the extent of previous depreciation expense on the MLP position. If the

Fund sells or otherwise disposes of its interest in the MLP, any previous basis reduction will increase the gain (or decrease the loss) recognized on the sale or disposition of the MLP. Gain recognized on the sale or other disposition of an MLP interest or from an MLP distribution in excess of the Fund’s remaining basis in the MLP interest will be taxable as ordinary income to the extent of depreciation expense allocated to the Fund from the MLP interest. MLPs in which the Fund may invest include: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units (“I-Units”) issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes, that provide exposure to MLPs. Where the Fund invests in MLPs taxed as partnerships, the Fund will typically not receive its Schedule K-1 tax statement from the MLP until after the date (January 31st) on which the Fund is required to mail its own IRS Form 1099s to investors. The K-1 may indicate that the Fund has mischaracterized the tax character of certain distributions previously reported to investors. If so, the Fund may send shareholders a corrected 1099 in May or June, and this may require shareholders to file amended personal tax returns.

Real Estate Investment Trusts. The Fund may invest in shares of REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, typically are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REIT distributions received by the Fund, to the extent taxable, generally will not constitute qualified dividend income or qualify for the dividends received deduction. See “Tax Matters”. Historically, a significant percentage of REIT distributions is characterized as a nontaxable return of capital for U.S. tax purposes. Taxable REIT capital gain distributions, to the extent allocable to recovery of real-estate related depreciation expense, may be taxable at a 25% rate. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from certain Investment Company Act requirements.

Debt Securities. Debt securities in which the Fund may invest include:

Mortgage- and Asset-Backed Securities. The Fund may invest in MBS and ABS. MBS may be issued by private companies or agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by, mortgage loans secured by real property. MBS may make payments of principal and interest at a variety of intervals, may make payments of principal only at maturity or may be structured to pass through only principal or interest payments on the underlying mortgage. ABS represent participations in, and are normally secured by, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Collateralized Mortgage Obligations. Collateralized Mortgage Obligations (“CMOs”) are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by government agencies or instrumentalities or government sponsored enterprises and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Senior and Subordinated Loans. Senior loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. Senior loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. The issuers of senior loans are usually rated below investment grade and may also be unrated. Companies may obtain senior loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund may also invest in subordinated loans. Subordinated loans generally have the same characteristics as senior loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

Corporate Bonds. The Fund may invest in a wide range of bonds of varying maturities issued by U.S. and foreign corporations. An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.

Variable or Floating Rate Obligations. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Emerging Market Debt Securities. Under normal market conditions, the Fund may invest up to [    ]% of its Managed Assets in the debt securities of issuers in emerging market countries. [For purposes of this limitation, emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index.] [Emerging market issuers include companies organized, governments located, or issuers whose principal securities trading markets are, in emerging market countries.] Debt securities of emerging market issuers may be less liquid and more volatile than securities of comparable U.S. issuers or foreign issuers in more developed markets; however, emerging markets can potentially provide higher rates of return to investors. The Fund’s investments in emerging market debt securities may be U.S. dollar denominated or foreign currency denominated. The Fund may also use structured notes to gain exposure to emerging markets debt.

U.S. Government Debt Securities. U.S. Government debt securities include obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. Government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on these obligations is guaranteed by the U.S. Government. In other cases, payment of interest and principal is not guaranteed. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government’s full faith and credit.

Investment Grade Debt Securities. Debt securities that are rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service Inc. (“Moody’s”) are judged by these rating agencies to be investment grade securities. In the view of the rating agencies, the issuers of these securities are considered to have an adequate or better capacity to pay interest and repay principal and thus may be a lower risk of default. Investment grade issuers tend to pay lower interest rates compared to issuers that are rated below investment grade.

Below Investment Grade Debt Securities. The debt securities and other instruments in which the Fund may invest may be rated below investment grade. Below investment grade securities (commonly referred to as “junk bonds” or “high yield” securities) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While such obligations may not necessarily always have near-term vulnerability to default, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. In addition, lower quality debt securities tend to be more sensitive to general economic conditions.

Derivatives. The Fund may, but is not required to, use instruments referred to as derivatives (“Derivatives”) to seek to increase income, for hedging purposes, and to gain leverage synthetically. Derivatives are financial instruments the value of which is derived from a security, commodity (such as gold or oil), currency or interest rate or index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. If the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which frequently is greater than the Derivative’s cost.

The use of Derivatives may involve substantial leverage. Under normal market conditions, the use of Derivatives by the Fund for investment or speculative purposes will not exceed [ ]% of the Fund’s Managed Assets. The notional value of a Derivative instrument will be used to calculate the Fund’s compliance with these policies. The Fund may also use Derivatives as a form of borrowing to leverage the Fund’s portfolio (i.e., economic leverage).

The Fund’s principal investments in Derivatives, if any, are initially anticipated to include option strategies and swap agreements (including interest rate and index swap agreements). In order to earn additional income, for example, the Subadviser may employ an option overlay strategy. In implementing this strategy, the Fund may sell (write) options on securities, indexes or other portfolio investments. By writing options, the Fund will receive premiums from the purchasers of the options and thereby generate additional income for the Fund. To the extent that the price of the instrument underlying an option appreciates above the strike price of the option, however, the Fund will incur a liability.

The Fund’s principal investments in Derivatives are also initially anticipated to include credit default swaps. The Fund intends to write credit default swaps and collect interest payments on the swaps as a way to generate income. A credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a group of securities representing an index). Credit default swaps may be used to provide the Fund with investment exposure to changes in credit spreads and relative interest rates. As a seller of a credit default swap, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the Fund, as the seller, must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference asset that may have little or no value.

The Fund may also enter into futures contracts, which are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset or money at a specified future date and a specified price, depending on the performance of one or more securities, instruments, currencies, markets, or indexes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

For a more complete discussion of the types of Derivatives in which the Fund may invest, see “The Fund’s Investments—Portfolio Composition—Derivatives.”

Other Investment Companies. The Fund may invest in securities of other investment companies, including exchange-traded funds, to the extent that these investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the Investment Company Act or any applicable exemption therefrom. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has uninvested cash or when the Subadviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Advisers or their affiliates to the extent permitted by applicable law.

Illiquid and Restricted Securities. The Fund may invest up to [ ]% of its Managed Assets in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”).

Reverse Repurchase Agreements. The Fund may generate leverage by entering into reverse repurchase agreements, under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements, which are in effect collateralized borrowings by the Fund, are considered under current SEC staff guidance to be senior securities under the Investment Company Act unless the Fund enters into certain offsetting transactions, owns positions covering its obligations or designates on its books and records an amount of assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements.

Leverage	The Fund currently anticipates utilizing leverage. The Fund initially expects to incur leverage by borrowing money from banks or other lenders in an amount equal to up to [ ]% of its initial Managed Assets (as defined below). In addition, the Fund expects to gain leverage through the use of reverse repurchase agreements by investing the proceeds it receives from selling its portfolio securities while incurring the accompanying obligation to repurchase those securities at a later date. The Fund may also gain leverage synthetically through Derivative contracts such as swaps. Although not currently contemplated, the Fund reserves the ability to issue preferred shares and/or notes or other forms of indebtedness. The Fund may in the future engage in leveraging transactions to the maximum extent permitted by law for investment and other general corporate purposes. The use of borrowings (including the issuance of notes or preferred stock), reverse repurchase agreements or Derivatives to create leverage can increase risks, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall

(or rise) if market interest rates for those types of securities rise (or fall). To the extent the Fund enters into a reverse repurchase agreement to create leverage, it will be subject to counterparty risk (the risk that if the counterparty files for bankruptcy, becomes insolvent, or defaults on the agreement, the Fund’s ability to recover and liquidate the securities could be delayed and the Fund could experience losses) and the other risks of entering into reverse repurchase agreements described in this prospectus. To the extent the Fund enters into a swap contract or other Derivative to create leverage, it will be subject to the risk that the counterparty to the contract defaults on its obligation to the Fund (and the other risks of engaging in Derivative transactions described in this prospectus) in addition to the substantial risks associated with leverage created by the transaction. Changes in the value of the Fund’s portfolio, including the value of securities bought with the proceeds of leverage, will be borne entirely by common shareholders. All costs and expenses related to any form of leverage used by the Fund also will be borne entirely by common shareholders.

During periods when the Fund is using leverage, if any, the fees paid to the Advisers for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares). In such case, the Advisers may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Advisers are borne exclusively by common shareholders. It is expected that preferred shareholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may negotiate with one or more commercial banks to arrange a fixed or floating rate credit facility (the “Credit Facility”) pursuant to which the Fund would be entitled to borrow funds in accordance with the terms of the Credit Facility. Any such borrowings, as well as the issuance of notes or other forms of indebtedness, would constitute financial leverage and would be subject to the asset coverage requirements imposed by the Investment Company Act with respect to the amount of the borrowings and may subject the Fund to limits on its ability to declare dividends and distributions or repurchase its capital stock. The Fund may choose not to enter into a Credit Facility.

The Fund may, but is not required to, take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s use of leverage, if any, begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative effect of leverage on common shareholders, the Fund may engage in hedging transactions to attempt to mitigate interest rate risk. If the Fund obtains leverage through a Credit Facility, for example, it may elect to enter into a swap or other Derivative transaction with the objective of gaining the economic effect of obtaining its leverage on a floating rate basis, and vice versa. Other than as it may be limited by the Investment Company Act or other applicable law, the Fund has no policy limitation on its use of Derivative instruments for hedging purposes or the creation of leverage as a form of borrowing. Accordingly, the Fund will not seek to cover its obligations under Derivative instruments used for such borrowing purposes by segregating assets equal to its obligations under such a Derivative contract. In addition, the Fund may shorten the average maturity of its investment portfolio (by, among other things, investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions. The Fund also may attempt to reduce the utilization of leverage by redeeming or otherwise purchasing outstanding preferred shares, if any, or prepaying debt or other borrowings. The types of leverage that the Fund utilizes will vary depending on market conditions. See “Leverage.” The Fund is not required to hedge the risks associated with the use of leverage and any attempt to do so may not be successful. See “Risk Factors — Principal Risks Relating to Fund Operations — Leverage Risk.”

Risk Factors	General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of equity securities, debt and other credit instruments, Derivatives and other assets owned by the Fund, and the value of these assets may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of shareholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund’s risks.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stock such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. Unlike interest payments on a debt security, dividend payments on preferred stock typically must be declared by the issuer. An issuer’s board of directors is generally not under any obligation to authorize a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. Certain additional risks associated with preferred stock include:

Interest Rate Risk. Because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds—that is, as interest rates rise, the value of the preferred stocks held by the Fund are likely to decline. To the extent that the Fund invests a substantial portion of its assets in fixed rate preferred stocks, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Issuer Risk. Because many preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Call Risk. Preferred stock is subject to market volatility and the prices of preferred stock will fluctuate based on market demand. Preferred stocks often have call features that allow the issuer to redeem the security at its discretion. The redemption of preferred stocks having a higher than average yield may cause a decrease in the yield of the Fund.

Master Limited Partnerships (MLPs) Risk. The interests or “units” of an MLP are listed and traded on securities exchanges or in the OTC market and their value fluctuates predominantly based on the yield of the MLP, prevailing market conditions and the success of the MLP. Investments in MLPs could expose the Fund to liquidity risk to the extent MLP units trade infrequently and in limited volume. Investments in MLPs could also expose the Fund to volatility risk, because units of MLPs may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. MLPs carry many of the risks inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations and, therefore, unit holders of an MLP may not be afforded corporate protections to the same extent as shareholders of a corporation. In addition, MLP unit holders may have more limited control and limited voting rights on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP’s general partner. Moreover, MLPs may issue additional common units without unit holder approval, which would dilute existing unit holders’, including the Fund’s, ownership interest.

MLP Tax Risk. The value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Due to their federal income tax treatment as partnerships, MLPs typically are not subject to federal or state income tax at the partnership level. Instead, the annual income, gains, losses, deductions and credits of an MLP pass through directly to its unit holders, and each unit holder is generally taxed on its share of the MLP’s income and gains. A change in current tax law or in the industry in which an MLP operates could result in the MLP being treated as a corporation for U.S. federal income tax purposes and being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and any such distributions to the Fund would generally be taxed as dividend income, which would materially reduce the Fund’s cash flow from the MLP investment. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund and lower income.

Energy Company Risk. The Fund’s investments in MLPs will typically focus on MLPs operating in the energy sector and energy-related industries, which includes a number of risks, including the following:

•       Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of companies operating in the energy sector. These companies are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, an MLP’s cash flows may be adversely impacted.

•       Depletion and Exploration Risk. Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of energy commodities or in their transporting, storing, distributing or processing rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

•       Marine Transportation Companies Risks. Marine transportation (or “tanker” companies) are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

•       Regulatory Risk. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. Companies that violate these regulations are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In addition, changes to existing regulations or new interpretations of existing guidelines by a regulatory agency may affect an energy company’s use of its existing resources or adversely affect its existing revenues. Regulatory agencies may set tariff rates for interstate transportation of certain energy commodities, through pipelines or otherwise. If a regulator elected to lower pipeline tariffs or create regulations that adversely affect a pipeline owned by an MLP, for example, that MLP’s long-term cash flows could be jeopardized.

•       Commodity Pricing Risk. The return on investments in energy companies is partly dependent on the prices received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of energy commodities such as natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

•       Weather Risks. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather. The damage done by extreme weather also may serve to increase many MLP’s insurance premiums.

•       Cash Flow Risk. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by its operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the MLP’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

•       Affiliated Party Risk. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such a company’s parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

•       Catastrophe Risk. The operations of energy companies are subject to many hazards inherent in the exploring, transporting, processing, storing and distributing of energy commodities. These hazards may include damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction equipment; leaks; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.

•       Ownership By Investment Companies Risk. Some MLPs restrict the ability of investment companies, such as the Fund, to purchase their publicly traded units. These restrictions may allow the MLP to repurchase its units from the Fund at a price other than their current market value. To the extent that the value of the MLP units has increased from the Fund’s purchase price, the Fund will be subject to a loss on its investment. The Fund would also need to reinvest the money it receives in the repurchase and may not be able to do so in a similar MLP or in an MLP that pays a similar distribution.

Real Estate Investment Trusts (REITs) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, failing to qualify for tax-free pass-through of income under the Code, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be treated as ordinary income and taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Senior Loans Risk. The issuers of senior loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with senior loans are similar to the risks of below investment grade fixed income instruments, although senior loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Any specific collateral used to secure a senior loan, however, may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks described elsewhere in this prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade securities.

There may be less readily available and reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Securities Exchange Act of 1934, as amended. As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Subadviser.

In general, the secondary trading market for senior loans is not well developed. No active trading market may exist for certain senior loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. See “Risk Factors — Principal Risks Relating to Fund Investments — Senior Loans Risk.”

Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Mortgage-Backed Securities (MBS) Risk. The value of mortgage-backed securities, or MBS, can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Because of this call and extension risk, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. MBS are most commonly issued or guaranteed by Agencies, but may also be issued or guaranteed by other private issuers. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations are guaranteed by the U.S. Government. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government’s full faith and credit. MBS issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. See also “Credit Risk.”

Asset-Backed Securities (ABS) Risk. Asset-backed securities, or ABS, involve certain risks in addition to those presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain ABS. In addition, certain ABS are based on loans that are unsecured, meaning there is no collateral to seize if the underlying borrower defaults. Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of ABS may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Fixed Income Instrument Risk. In addition to the other risks described herein, fixed income securities and other credit instruments, including high yield securities, are subject to certain risks, including:

Issuer Risk. The value of fixed income and other credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.

Interest Rate Risk. The market price of the Fund’s fixed income investments will change in response to changes in interest rates and other factors. During periods of declining fixed income interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some fixed income instruments may allow an issuer to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

Risk of Net Asset Value Erosion. The Fund may buy fixed income securities at a premium to their face value. A security may trade at a premium because its coupon (interest rate) is above the market rate for similar securities. The Fund expects to pay out a substantial portion of such a security’s coupon in the Fund’s dividends and, over time, the net asset value of the Fund will decline because the premium value of the security will decline as it approaches maturity (at maturity the market price of a security should equal its face value). Thus, the Fund will enjoy a higher payout than with a market rate bond over the life of the security, but that higher payout should be offset by a decline in the market value of the security as the security approaches maturity. Similarly, the Fund will be subject to net asset value erosion if the Fund invests in a fixed income security and the issuer redeems the security before maturity (a “call”) at a price below its current market price. This call risk is especially prevalent in low and declining interest rate environments. Net asset value erosion could reduce the total return to common shareholders. The Fund can make an election for U.S. federal income tax purposes to amortize the premium over a security’s remaining term, with the amortization amounts reducing the amount of taxable interest income allocated to shareholders for U.S. federal income tax purposes. In the absence of an election to amortize premium on purchased securities, the security’s entire coupon will be taxable to the Fund as interest income and will not be treated as a return of capital.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common stock or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income security’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a particular security, spread widening may also occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders. This is known as prepayment or “call” risk. Fixed income securities and other credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income security if, for example, the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased and may result in losses to the Fund.

Below Investment Grade Securities Risk. The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Fixed income securities and other credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield securities than for higher quality securities. Under continuing adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Subadviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade securities may present special tax issues for the Fund to the extent that the issuers of these instruments default on the instruments, and the federal income tax consequences to the Fund as a holder of such instruments may not be clear.

Emerging Market Debt Securities Risk. Investments in so-called “emerging markets” (or lesser developed countries) are particularly speculative and entail all of the risks of investing in foreign securities but to a heightened degree. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Debt securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Markets in emerging market countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore the prices of emerging market debt securities may be more volatile. Certain emerging market countries may impose restrictions on the ability of issuers of debt securities to pay dividends or to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in emerging market countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in emerging market debt securities. Generally, there is less readily available and reliable information about emerging market issuers due to less rigorous disclosure or accounting standards and regulatory practices.

U.S. Government Debt Securities Risk. U.S. Government debt securities generally do not involve the level of credit risks associated with investments in other types of credit instruments, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Because the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Other Investment Company Risk. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would also remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. The Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The investment companies that the Fund invests in may also use leverage, which would cause the Fund’s investment in such investment companies to be subject to greater risk and volatility.

Liquidity Risk. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some securities are not readily marketable and may be subject to restrictions on resale. These securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

In addition, deflation may have an adverse effect on the ability of companies to sell their products, maintain their profit margins or invest in their businesses, which may result in a reduction in their ability to pay dividends or the value of their securities in general.

General Risks Associated with Derivatives. The use of Derivatives may subject the Fund to various risks, including, but not limited to, the following:

Counterparty Risk. The risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to the Fund. Certain participants in the Derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty to a Derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or become subject to regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may be substantially increased. Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin equal to the full obligation under the contract, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The counterparty risk for cleared Derivatives is generally lower than for non-cleared OTC Derivative transactions because a clearing organization generally becomes substituted for each counterparty to a cleared Derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a Derivative.

Leverage Risk. The risk associated with certain types of Derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain open Derivative positions may be difficult or impossible to unwind at the time or at the price that the owner believes advantageous. This risk is heightened to the extent the Fund engages in OTC Derivative transactions. Although both OTC and exchange-traded Derivatives markets may experience a lack of liquidity, OTC non-standardized Derivative transactions are generally less liquid than exchange-traded instruments.

Correlation Risk. The risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index or Issuer Risk. If the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the Derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. To the extent the Fund is the seller of a credit default swap or similar Derivative, the Fund will be subject to the risk that the reference issuer will be unable to honor its financial obligations. An issuer’s actual or perceived financial hardship, deteriorating credit conditions, or loss of capital will increase the Fund’s risks where it is a seller of a credit default swap.

Credit Default Swap Risk. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference asset has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference asset described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The value of a credit default swap may be highly volatile, whether or not a credit event occurs. These changes in value, which may be significant, may materially affect the Fund’s net asset value and the market price for the Fund’s common shares.

Swap Agreement Risk. Whether the Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Subadviser’s current credit standards for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Generally, the Fund will deposit in a segregated account liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. To the extent that the Fund uses a swap agreement as a form of borrowing to create leverage, it will not segregate assets to cover its obligations under the swap, but such swap agreements would be subject to the limits on borrowing and incurrence of indebtedness as described in “Leverage” above. Under such circumstances, the Fund will be subject to the risks associated with leverage. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund’s ability to use swap agreements. The swap markets have recently become subject to extensive regulation. It is possible that such new regulations, including the adoption of any proposed regulations, could adversely affect the Fund’s ability to enter into or terminate swap agreements, increase the costs to the Fund associated with such agreements, or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

Futures Risk. The prices of futures contracts can be volatile and futures contracts may be illiquid. The risks associated with the Fund’s use of futures contracts, and swaps or structured notes that reference the price of futures contracts, include the risks that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Risks Associated with Position Limits Applicable to Derivatives. The Fund’s investments in certain regulated Derivatives instruments will be subject to maximum position limits established by the Commodity Futures Trading Commission (“CFTC”) and U.S. and foreign futures exchanges. Under CFTC and exchange rules, accounts owned or managed by advisers, such as the Subadviser, their principals and affiliates may be required to be combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Subadviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Subadviser could lead to regulatory action resulting in mandatory liquidation of certain positions held for the Fund. There can be no assurance that the Subadviser will liquidate positions held on behalf of all of the Subadviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.

Risks related to the Fund’s Clearing Broker and Central Clearing Counterparty. The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a Derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default on a future or option contract, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are a form of leverage and may be subject to the Fund’s limitation on borrowings and are generally entered into only with banks or securities dealers or their affiliates. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase and might fail to return the securities to the Fund in a timely manner or at all. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Leverage Risk. The Fund intends to utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund is expected to initially gain leverage (i) synthetically through swaps and other Derivatives, (ii) through reverse repurchase agreements and (iii) through borrowings from banks and other financial institutions, including through a Credit Facility. Although not currently contemplated, the Fund reserves the ability to obtain leverage by issuing preferred shares and/or notes or other forms of indebtedness. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented.

Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent the Fund enters into a swap contract or other Derivative to create leverage, it will be subject to the risk that the counterparty to the contract defaults on its obligations to the Fund (and the other risks of engaging in Derivative transactions described in this prospectus) in addition to the substantial risks associated with the leverage created by the transaction.

To the extent the Fund invests in credit instruments with LIBOR floors, the Fund may lose some of the benefits of incurring leverage. Specifically, if the Fund borrows money with floating interest rates, its costs of leverage will increase as rates increase. However, the Fund may not benefit from higher coupon payments resulting from increased interest rates if its investments contain LIBOR floors and rates do not rise to levels above the LIBOR floors. In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by the Fund.

If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses (which will be borne entirely by common shareholders) and may reduce the Fund’s return. If the Fund enters into a reverse repurchase agreement in order to create leverage, the Fund will be required to post securities as collateral with a counterparty (i.e., banks or securities dealers or their affiliates) and will be obligated to repurchase such securities on a particular date and at a particular price. If the Fund uses a credit default swap or other Derivative to achieve leverage, the Fund is expected to be required to pay its counterparty a fixed rate of return during the term of the swap (or other Derivative) contract. These dividend payments or interest expenses, or payments to counterparties, may be greater than the Fund’s return on the underlying investments or the return paid by the counterparty under a Derivative contract. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may gain leverage through a fixed or floating rate Credit Facility. The interest rate associated with a Credit Facility may not comport to the interest rate of the instruments held in the Fund’s portfolio. Differences in the income the Fund receives, if any, from its investments and the rate of interest the Fund pays to obtain leverage may reduce the income available for distribution by the Fund or result in losses if the interest the Fund pays exceeds any income it receives.

The Fund may generate leverage by entering into reverse repurchase agreements, under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. These agreements, which are in effect collateralized borrowings by the Fund, are considered under current SEC staff guidance to be senior securities under the Investment Company Act unless the Fund enters into certain offsetting transactions, owns positions covering its obligations or designates on its books and records an amount of assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements.

The Fund may engage in hedging transactions to attempt to mitigate interest rate risk or to manage the duration of the Fund’s portfolio, including through the use of Derivatives such as Treasury futures or interest rate swaps. The Subadviser, however, may not be successful in hedging interest rate exposure and may not be able to enter into hedging transactions on the terms it desires or at all. Additionally, the markets may move in a manner not anticipated by the Subadviser, causing losses, and the cost of a Derivative transaction may reduce the benefit of the hedge. The Fund is not required to hedge its leveraging transactions and may choose not to do so.

The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Fund’s common shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the common shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would be entitled to elect two Directors of the Fund, and would vote separately as a class on certain matters, which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common shareholders. In addition, if the Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders or to repurchase its stock may be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the Fund’s lenders.

The Fund will pay (and common shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness (including Derivatives) issued by the Fund, including higher advisory fees. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the common shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Fund’s common shareholders and result in a reduction of the net asset value of the common shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

• the likelihood of greater volatility of net asset value, market price and dividend rate of common shares than a comparable portfolio without leverage;

• the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness (including Derivatives) that the Fund has issued will reduce the return to the common shareholders;

• the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

• when the Fund uses financial leverage, the investment advisory fees payable to the Advisers will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Advisers to increase the Fund’s use of leverage and create an inherent conflict of interest; and

• leverage may increase expenses (which will be borne entirely by common shareholders), which may reduce total return.

If the Fund issues preferred stock and/or notes or other forms of indebtedness, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Fund, or may be subject to loan covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objectives.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Potential Conflicts of Interest Risk. GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments. Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which Advisory Accounts may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Fund in ways that may disadvantage the Fund and/or benefit Goldman Sachs.

Risks Associated with Fund Distribution Policy. The Fund intends to make regular distributions monthly from its net investment income. The distributions for any month or for any full or partial fiscal or calendar year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. Under certain circumstances, the Fund may pay a distribution that may result in a return of capital, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. This means that the Fund is returning to shareholders a portion of their invested capital, less accrued expenses, which will reduce the cost basis of their Fund shares. Such returns of capital are generally not taxable currently but will increase the amount of gain realized or decrease the amount of loss realized upon the eventual sale of some or all of the shares, regardless of whether the shares have increased in, or lost, value. A return of capital that exceeds a shareholder’s remaining basis will generally be taxable gain to the shareholder. The Fund’s distribution policy may be changed at any time by the Board of Directors.

If the Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the Fund’s lenders.

No Operating History Risk. The Fund is a recently formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The Fund’s shares have no history of public trading.

Risk of Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund nor can the Fund assure you that the Subadviser will be able to find enough appropriate investments that meet the Fund’s investment criteria. Fund investments may be highly speculative and aggressive. Therefore, an investment in Fund securities may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Risks Associated with Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the initial public offering as a result of the payment of offering costs. As with any security, complete loss of investment is possible.

Risks Associated with Anti-Takeover Provisions. The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund’s charter classifies the Fund’s Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Fund’s shareholders, amend the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue.

Listing of Shares	The Fund has applied to list its common shares on the [ ], subject to notice of issuance, under the symbol “[ ]” and will be required to meet the [ ]’s listing requirements. See “Listing of Shares.”

Board of Directors	The Board of Directors is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. Upon completion of this offering, the directors of the Fund (the “Directors”) will be divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, and for the remainder of the full term of the class of Directors in which the vacancy occurred, except to the extent that the Investment Company Act requires the election of directors by shareholders. See “Management of the Fund—Board of Directors and Committees.”

The Investment Adviser and Subadviser	SunAmerica, a registered investment adviser, serves as the Fund’s investment adviser and is responsible for selecting the subadviser for the Fund and supervising the daily business affairs of the Fund. The Adviser had approximately $[ ] in assets under management as of [ ], 2013. Pursuant to an investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”), the Adviser provides certain investment advisory, management and administrative services to the Fund, in return for which the Adviser receives a monthly fee at the annual rate of [ ]% of the average daily value of the Fund’s Managed Assets.

During periods when the Fund is using leverage, if any, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

GSAM, a registered investment adviser, serves as the Fund’s subadviser and is responsible for managing the investment of the Fund’s Managed Assets. GSAM had approximately $[ ] billion in assets under management as of [ ], 2013. Pursuant to a subadvisory agreement between the Adviser and the Subadviser (the “Subadvisory Agreement”), the Adviser has delegated portfolio management services with respect to the Fund to the Subadviser. For its services under the Subadvisory Agreement, the Subadviser will receive a monthly fee from the Adviser calculated at an annual rate of [ ]% of the average daily value of the Fund’s Managed Assets.

Distributions	Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly distributions from its net investment income to common shareholders. The Fund expects to declare the initial monthly dividend on the Fund’s common shares within approximately [45] days after completion of this offering and to pay that initial monthly dividend approximately [60 to 90] days after completion of this offering. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and default rates, the amount of leverage utilized by the Fund, if any, and any use of hedging activities by the Fund. The Fund may from time to time distribute less than the entire amount of income earned in a particular period. Undistributed income would be available to supplement future distributions. The distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

The distributions for any month or for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. Under certain circumstances, the Fund may pay one or more distributions that may result in a return of capital to shareholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Board of Directors may elect to change the Fund’s distribution policy at any time. See “Distributions.”

[The Fund has adopted a dividend reinvestment plan that allows for the automatic reinvestment of dividend distributions on behalf of eligible shareholders who have not elected otherwise. Shareholders may, however, elect not to participate in the plan and may elect to receive such dividends and distributions in cash. As a result, if the Board of Directors authorizes, and the Fund declares, a cash dividend, then eligible shareholders who have not elected otherwise will have their cash dividends automatically reinvested in additional shares of common stock, rather than receiving the cash dividends. Shareholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s automatic dividend reinvestment plan. See “Automatic Dividend Reinvestment Plan.”]

Administrative, Custodian and Transfer Agent Services	Pursuant to the Investment Advisory Agreement, the Adviser is responsible for performing administrative services in connection with the operations of the Fund, subject to the supervision of the Fund’s Board of Directors. The Adviser does not receive a separate fee for administrative services.

State Street Bank and Trust Company (“State Street” or the “Custodian”), located at 1776 Heritage Drive, North Quincy, MA 02171, serves as the Fund’s custodian pursuant to a Custody Agreement. American Stock Transfer & Trust Company, LLC, located at 6201 15th Avenue, Brooklyn, NY 11219, will serve as the Fund’s transfer agent [and dividend paying agent] with respect to the common shares. See “Administrative, Custodian and Transfer Agent Services.”

Independent Registered Public Accounting Firm	The Fund has selected [ ] as its independent registered public accounting firm. See “Independent Registered Public Accounting Firm.”

Tax Considerations	The Fund intends to elect to be treated as a regulated investment company (a “RIC”) and to continue to qualify as such each year, for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and realized gains, if any, to its shareholders at least annually. If the Fund elects not to make these distributions for any reason, the Fund may be subject to, and will pay, an excise tax under the Code. Distributions of net investment income and net short-term capital gains generally will be taxable to the shareholders as ordinary income. The Fund’s distributions also may include other amounts that are taxable to shareholders as long-term capital gains. A portion of the Fund’s distributions may be nontaxable returns of capital, which would reduce a shareholder’s tax basis in his or her shares and, to the extent in excess of such basis, would generally be long-term or short-term capital gains to the shareholder, depending on the shareholder’s holding period for such shares. The Fund will provide shareholders with annual notice indicating the tax character of the distributions from the Fund. Please refer to the “Tax Matters” section of this prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund, including the potential U.S. federal income tax effects of any distributions by the Fund. Consult your own tax advisor on any potential state income tax effects of an investment in the Fund. See “Tax Matters.”

SUMMARY OF FUND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of the Fund’s common stock (“common shares”) will bear directly or indirectly. Shareholders should understand that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s annual operations and assume that the Fund issues approximately [    ] common shares. The following table also assumes the Fund enters into a credit facility or other form of indebtedness in an amount approximately equal to [    ]% of the Fund’s Managed Assets (after the leverage is incurred) and shows Fund expenses as a percentage of net assets attributable to common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of common share offering price)	[	]%(1)
Offering costs borne by the Fund (as a percentage of common share offering price)	[	]%(2)
Dividend Reinvestment Plan Fees	[None	](3)

Percentage of Net Assets Attributable to Common Shares(4)
Annual Expenses
Advisory Fees	[	]%(5)
Interest Payments on Borrowed Funds	[	]%(6)
Other Expenses	[	]%(7)
Total Annual Expenses	[	]%

(1)	For a description of the sales load and of other compensation paid to the Underwriters by the Fund and the Adviser, see “Underwriters.”
(2)	The Adviser has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the amount by which the Fund’s offering costs (other than the sales load) exceed $[ ] per common share ([ ]% of the offering price). See “Underwriters.” Based on an estimated asset size of [ ] common shares ($[ ]), offering costs are estimated at approximately $[ ], of which the Adviser will pay approximately $[ ] and the Fund will pay approximately $[ ]. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s shareholders will result in a reduction of capital of the Fund attributable to the Fund’s common shares.
(3)	You will be charged a fee if you direct the plan administrator to sell your shares held in a dividend reinvestment account.
(4)	For purposes of this table, we have assumed that the Fund has entered into a credit facility in an amount equal to [ ]% of its Managed Assets (after the leverage is incurred).
(5)	The Adviser will receive a monthly fee at the annual rate of [ ]% of the average daily value of the Fund’s Managed Assets. From this fee, the Adviser compensates the Subadviser. See “The Investment Adviser and Subadviser.” For the purposes of this table, it is assumed that the Fund has incurred indebtedness in an amount equal to [ ]% of its Managed Assets (after the leverage is incurred).
(6)	For purposes of this table, we have assumed an annual interest rate of [ ]% on the Fund’s indebtedness.
(7)	Other Expenses have been estimated based on estimated asset levels and expenses expected to be borne by the Fund for the Fund’s first year of operations.

Example

While the example below assumes, as required by the SEC, a 5% annual return, the Fund’s performance will vary and may result in a return greater or less than 5%. An investor would pay the following expenses (including the sales load of $[        ], estimated offering costs of this offering of $[        ] on a $1,000 investment and estimated costs related to incurring indebtedness of $[    ]) assuming total annual expenses of [    ]% and a 5% annual return throughout the periods.

Total Expenses Incurred	1 Year			3 Years			5 Years			10 Years
	$	[	]	$	[	]	$	[	]	$	[	]

This Example and the expenses in the table above should not be considered a representation of future Fund expenses; actual expenses may be greater or less than those shown. The example assumes reinvestment of all dividends and distributions at net asset value.

THE FUND

SunAmerica Goldman Sachs Diversified Yield Fund, Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland on June 28, 2013, and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”) as a diversified, closed-end management investment company. The Fund expects to commence its investment operations on or after [            ], 2014, depending on market conditions. The Fund’s principal office, including its office for service of process, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”) serves as the investment adviser to the Fund. Goldman Sachs Asset Management, L.P. (“GSAM” or the “Subadviser”) serves as the subadviser to the Fund. References herein to the “Advisers” should be interpreted to refer to SunAmerica and/or GSAM, as appropriate. The Fund is operated by persons who have claimed an exclusion from registration as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA.

THE OFFERING

The Fund is offering [    ] shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters (the “Underwriters”) led by [                    ] which price includes a sales load of [    ]% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”). An investor buying common stock (often referred to as “common shares” in this prospectus) during the Fund’s initial public offering generally must purchase at least 100 shares. The Underwriters have an option to purchase up to an additional [    ] common shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

WHO MAY WISH TO INVEST

The Fund may be an appropriate investment for investors seeking:

•	the potential for high current income, with capital appreciation as a secondary objective;

•	exposure to a fund that has a diversified portfolio with the flexibility to invest in a variety of income-producing securities;

•	additional income from the strategic use of leverage; and

•	access to the investment acumen of GSAM.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

USE OF PROCEEDS

The net proceeds of this offering of common shares will be approximately $[        ] ($[        ] if the Underwriters exercise the overallotment option in full) after payment of offering costs. The Fund will pay all of its offering costs up to $[        ] per common share and the Adviser has agreed to pay (i) all of the Fund’s organizational expenses and (ii) the Fund’s offering costs (other than the sales load) in excess of $[        ] per share. In general, the Fund intends to use the net proceeds of this offering to pursue its investment objectives and for other general corporate purposes, which may include the payment of Fund expenses. The Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of this offering in securities that meet the Fund’s investment objectives and policies within approximately [three] months after the completion of this offering. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to shareholders.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to seek high current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated. The Fund will seek to achieve capital appreciation to the extent consistent with its primary investment objective. The Fund’s ability to achieve capital appreciation may be limited by its investment in fixed income instruments that have speculative characteristics.

The Fund’s investment objectives are non-fundamental policies and may be changed without shareholder approval.

Investment Strategies

The Subadviser will seek to achieve the Fund’s investment objectives primarily by selecting and allocating the Fund’s assets among different types of income-producing equity and debt securities and other financial instruments of both U.S. and foreign issuers (including emerging market issuers). The Fund’s portfolio is constructed with an emphasis on achieving and maintaining a sustainable level of income while seeking to manage the Fund’s risk exposure. The Subadviser has discretion to invest across an issuer’s capital structure in any type of equity, debt or hybrid (such as preferred stock or convertible) securities or other financial instruments that the Subadviser believes will help to achieve the Fund’s investment objectives. The Subadviser also has broad flexibility to periodically allocate and reallocate the Fund’s assets among different asset classes based on the Subadviser’s market views and current assessment of economic conditions, in order to respond to shifting market environments.

The Subadviser believes that the strategic allocation of risk across the Fund’s investments and asset classes can be a significant factor in the pursuit of the Fund’s investment objectives. The Subadviser anticipates that its investment process will, over time, take into account: (i) changes to the Subadviser’s macro-economic views, with particular emphasis on the anticipated balance between future real growth and inflation, (ii) the absolute and relative valuation of the securities held in the Fund’s portfolio (that is, the current market value of a security relative to the historical value of the security or similar securities), and (iii) changes in the risk characteristics of the Fund’s investments over time.

In pursuing the Fund’s investment objectives, the Subadviser takes a four-step approach:

1. First, the Subadviser will utilize a strategic asset allocation process, identifying multiple sources of income across various asset classes while seeking to diversify risk or volatility. The strategic asset allocation will be periodically reviewed and adjusted based on the market views of the Subadviser in order to react to changes in the macro-economic environment.

2. The Subadviser will then apply tactical market views with the goal of maximizing the Fund’s risk-adjusted real return. (The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments.) The positioning of the Fund’s portfolio may change over time based on the Subadviser’s short- to medium-term views on market dislocations and attractive investment opportunities. These views may impact the relative weighting of asset classes across the Fund’s portfolio, as well as its allocation to securities, sectors and industries, the portfolio’s sensitivity to interest rates, and the overall risk level of the Fund. The Subadviser’s views of the market may be developed from multiple sources, including fundamental analysis of the economy, the market cycle, asset class valuation, regulatory and policy action, and market technical or trading factors.

3. Once the Subadviser has determined the allocations to each underlying asset class, the Subadviser will use multiple valuation metrics in seeking to identify economic value and return potential. The Subadviser may attempt to dynamically adjust the Fund’s investment exposure across sectors based on market conditions, in an effort to optimize performance within different market sectors.

4. As part of the risk management process, the Subadviser will seek to assess and adjust portfolio risk using its systems and infrastructure and will attempt to design and implement strategies that may mitigate potential losses. The Subadviser will seek to identify the potential for market downturns or significant changes in risk or economic cycles using a broad suite of portfolio management tools and infrastructure.

In seeking to achieve the Fund’s investment objectives, the Subadviser will actively construct and manage a portfolio of investments utilizing the strategies discussed herein. The Subadviser will periodically rebalance the Fund’s allocation of assets among different types of securities and financial instruments based on its analysis of the markets in general and particular individual issuers in order to seek to optimize the Fund’s allocation to instruments that the Subadviser believes are best positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment. In response to evolving economic conditions, and as its views of the market change, the Subadviser may, in its discretion, adjust its investment methodologies and processes, and reallocate the Fund’s investments among issuers and asset classes, which may cause the Fund to buy and sell securities frequently.

The Subadviser has discretion to invest in a broad range of securities and financial instruments in pursuing the Fund’s investment objectives. The Fund expects that its portfolio will initially consist primarily of investments in preferred stock, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and various types of debt securities and other credit instruments. These debt securities and other credit instruments may include a variety of fixed, variable and floating rate securities, such as senior loans, subordinated loans, corporate bonds, notes (including structured notes and exchange-traded notes), bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations and collateralized loan obligations), bank loans, corporate loans, government and municipal obligations, repurchase agreements, and other fixed income instruments of a similar nature. The Fund reserves the right to invest in fixed, variable, and floating rate instruments of any maturity, duration and credit quality, including those instruments that, at the time of investment, are rated below investment grade or, if unrated, are determined by the Subadviser to be of comparable quality (commonly referred to as “junk bonds,” “high yield” securities or “leveraged loans”). Split rated instruments (i.e., instruments that receive different ratings from two or more rating agencies) will be considered to have the higher credit rating. The Fund will not invest more than [    ]% of its Managed Assets (as defined in this prospectus, see “Leverage”) in issuers rated below investment grade or unrated issuers determined by the Subadviser to be of comparable quality.

When consistent with its investment objectives and policies, the Fund may use derivatives, such as futures, options or swaps, to gain exposure to securities without actually investing in them directly (including when owning the derivative investment may be more efficient or less costly than owning the security itself), to gain leverage synthetically, or to reduce macro risks, enhance income, or provide downside risk protection for one or more securities to which the Fund has exposure. The Fund may also gain exposure to the securities in which it primarily invests by investing in other investment companies, entering into a series of purchase and sale contracts, or using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls). The Fund’s investments in repurchase agreements and other money market securities may be used as collateral for the Fund’s derivative investments and/or to earn income for the Fund. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest in the securities of both U.S. and foreign issuers (including emerging market issuers). The Fund’s investments in foreign securities may be U.S. dollar denominated or foreign currency denominated. The Fund has adopted a policy to limit its investments in the securities of emerging market issuers to [    ]% of its Managed Assets.

The Fund’s secondary investment objective is to seek capital appreciation. The Fund will seek capital appreciation to the extent consistent with its primary investment objective of seeking high current income. The ability of the Fund to achieve capital appreciation may be limited to the extent the Fund invests in instruments rated below investment grade and investments with similar economic characteristics, which may be speculative. The Subadviser seeks to achieve capital appreciation through a disciplined approach to its investment selection process and its evaluation of issuers. The Subadviser also expects to gain exposure to companies across a broad range of industries and of varying characteristics and return profiles, as well as active management of these investments in light of current economic developments and trends.

The Fund may, but is not required to, take certain defensive actions in times of increased market volatility or other adverse market conditions or if the Fund’s use of leverage, if any, begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative effect on the Fund’s investments or its use of leverage on common shareholders, the Fund may engage in hedging transactions through the use of derivatives, securities or other financial instruments. The Fund also may shorten the average maturity of its investment portfolio (by, among other things, investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions or may engage in interest rate hedging arrangements. The Fund may attempt to reduce the utilization of leverage by prepaying debt or other borrowings, including the redemption or repurchase of any preferred stock it may issue. The types of leverage that the Fund utilizes will vary depending on market conditions.

During temporary defensive periods or in order to reduce the Fund’s leverage exposure or to keep the Fund’s cash fully invested or to serve as collateral for the Fund’s derivatives positions, including during the period when the net proceeds of the offering of common shares are being invested, or at other times deemed appropriate by the Subadviser, the Fund may deviate from its investment strategies and objectives. During such periods, the Fund may invest all or a portion of its assets in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. Government agencies or instrumentalities; non-U.S. Government securities which have received an investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit-linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Subadviser considers consistent with this strategy. The Fund may also take temporary or defensive positions in cash, cash equivalents or other short-term securities for cash management, liquidity and risk management purposes (e.g., to meet expenses or pending allocation of capital to investments) and other purposes, including in connection with the Fund’s use of derivatives. It is impossible to predict when, if, or for how long, the Fund will use these strategies. There can be no assurance that these strategies, if utilized, will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Diversification

The Fund is designed to provide “diversified” exposure to a variety of different securities and financial instruments. This means that the Fund expects to invest broadly among multiple issuers, multiple asset classes, and in multiple industries. However, the number of issuers, asset classes, and industries represented in the Fund’s portfolio will vary from time to time based on market conditions and the Subadviser’s judgment of how to achieve the Fund’s investment objectives.

Portfolio Composition

Under normal circumstances, the Fund’s portfolio is expected to initially be comprised principally of the following types of investments:

Equity Securities

Preferred Stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of an issuer’s assets. The rights of holders of preferred stock, however, are subordinated to more senior creditors, including senior debt holders. Preferred stock pays fixed or floating rate dividends. In addition, holders of preferred stock usually have no right to vote for corporate directors or on other matters. Preferred stock shares many investment characteristics with both common stock and bonds. In addition, preferred stock may have call features, allowing the issuer to redeem the preferred stock when it is economically beneficial to the issuer.

Master Limited Partnerships (MLPs). MLP is a term generally applied to entities receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose partnership interests or “units” are publicly listed and traded on exchanges or in the over-the-counter (“OTC”) market. To qualify as a partnership for U.S. federal income tax purposes, at least 90% of an MLP’s gross income must constitute qualifying income as set forth in the Code. Qualifying income may be derived from natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

MLPs generally are organized by the owners of an existing business who determine that use of an MLP structure will allow the operations of the business to be conducted in a more tax-efficient manner. MLPs, due to their partnership structure, generally do not pay income taxes. As a result, investors only pay income tax at the unitholder level, and are not subject to the detrimental effect of two-tier taxation. Two-tier taxation occurs when a corporation pays taxes on its corporate earnings, and investors in the corporation also pay taxes on dividends that they receive from those same corporate earnings. The partnership structure allows MLPs to pass their income directly through to investors (such as the Fund), eliminating the need to pay taxes at the corporate level. In addition, MLPs also pass expense items such as depreciation, depletion, and interest through to investors. As a result of this “pass-through” treatment, a significant portion of an MLP’s distributed income can be offset with expense items, deferring taxation on this portion until an investor sells its ownership interest in the MLP. This tax deferral may increase an MLP investor’s after-tax total return compared to a similar investment in a typical corporate entity. In addition, the absence of corporate taxation on an MLP’s business operations effectively reduces its cost of capital. MLPs often seek capital to fund expenses associated with infrastructure maintenance and growth initiatives.

MLPs generally have two classes of owners, the general partner and the limited partners. MLPs are governed by a partnership agreement that establishes the ownership rights and obligations of both the general partner and the limited partners. The general partner is typically owned by a parent company, an investment fund, individuals who are involved in the direct management of the MLP or a combination of these entities and individuals. The general partner typically controls the operations and management of the MLP. The general partner typically has an economic interest in the MLP’s incentive distribution rights, and also, in many cases, has ownership of common and subordinated limited partner interests in the MLP (“units”). Limited partners own the remainder of the partnership through ownership of the MLP’s common units. Limited partner units in an MLP normally are listed and traded on a securities exchange.

Typically, limited partners have a majority ownership stake in the partnership while the general partner has a much more limited equity share. Although limited partners provide the capital necessary to run the partnership (and in return are entitled to receive distributions), they are passive investors, with almost all management decisions for the MLP made by the general partner. Limited partners also have limited voting rights and generally no involvement in appointing the general partner’s board of directors or other management body. The general partner oversees the day-to-day operations of the partnership, and generally has the right to receive a percentage of the MLP’s total cash distributions. The general partner also may be entitled to receive incentive distributions in return for growing the cash distributions paid to limited partners. MLPs are generally attractive to investors or “unitholders” who are seeking a relatively high-level of after-tax distributions and the opportunity.

A distribution from an MLP to the Fund is generally not a taxable event to the Fund but instead reduces (but not below zero) the Fund’s basis in its interest in the distributing MLP. A distribution from an MLP to the Fund that exceeds in amount the Fund’s remaining basis in its interest in the distributing MLP will generate taxable realized gain to the Fund in the amount of such excess. Such taxable realized gain will be taxed as ordinary income, not capital gain, to the Fund to the extent of previous depreciation expense on the MLP position. If the Fund sells or otherwise disposes of its interest in the MLP, any previous basis reduction will increase the gain (or decrease the loss) recognized on the sale or disposition of the MLP. Gain recognized on the sale or other disposition of an MLP interest or from an MLP distribution in excess of the Fund’s remaining basis in the MLP interest will be taxable as ordinary income to the extent of depreciation expense allocated to the Fund from the MLP interest. MLPs in which the Fund may invest include: MLPs structured as limited partnerships or limited liability companies; MLPs that are taxed as “C” corporations; institutional units (“I-Units”) issued by MLP affiliates; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange-traded notes (“ETNs”), that provide exposure to MLPs. Where the Fund invests in MLPs taxed as partnerships, the Fund will typically not receive its Schedule K-1 tax statement from the MLP until after the date (January 31st) on which the Fund is required to mail its own IRS Form 1099s to investors. The K-1 may indicate that the Fund has mischaracterized the tax character of certain distributions previously reported to investors. If so, the Fund may send shareholders a corrected 1099 in May or June, and this may require shareholders to file amended personal tax returns.

Real Estate Investment Trusts (REITs). The Fund may invest in shares of REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, typically are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REIT distributions received by the Fund, to the extent taxable, generally will not constitute qualified dividend income or qualify for the dividends received deduction. See “Tax Matters”. Historically, a significant percentage of REIT distributions is characterized as a nontaxable return of capital for U.S. tax purposes. Taxable REIT capital gain distributions to the extent allocable to recovery of real-estate related depreciation expense may be taxable at a 25% rate. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from certain Investment Company Act requirements.

Common Stock. Common stock represents an equity ownership interest in a company. Common stock has historically exhibited higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. From time to time the Fund (or the Adviser or Subadviser) may possess material non-public information about an issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the issuer when it would otherwise be advantageous to do so.

Debt Securities

Mortgage- and Asset-Backed Securities. The Fund may invest in MBS and ABS. MBS may be issued by private companies or agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by, mortgage loans secured by real property. MBS may make payments of principal and interest at a variety of intervals, may make payments of principal only at maturity or may be structured to pass through only principal or interest payments on the underlying mortgage. ABS represent participations in, and are normally secured by, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Collateralized Mortgage Obligations. Collateralized Mortgage Obligations (“CMOs”) are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by government agencies or instrumentalities or government sponsored enterprises and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Senior and Subordinated Loans. Senior loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. Senior loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. The issuers of senior loans are usually rated below investment grade and may also be unrated. Companies may obtain senior loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund may also invest in subordinated loans. Subordinated loans generally have the same characteristics as senior loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

Senior loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. To the extent the Fund invests in senior loans with LIBOR floors, the Fund’s potential for decreased income in a flat or falling rate environment may be mitigated, but the Fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the LIBOR floor. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior loans hold the most senior position in the capital structure of an issuer, are secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by unsecured creditors, subordinated debt holders and shareholders of the issuer. Typically, in order to borrow money pursuant to a senior loans, an issuer will, for the term of the senior loans, pledge collateral. In many instances, a senior loans may be secured only by stock in the issuer or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully an issuer’s obligations under a senior loan.

Offerings of senior loans generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market may exist for some senior loans, and some loans may be subject to restrictions on resale.

Corporate Bonds. The Fund may invest in a wide range of bonds of varying maturities issued by U.S. and foreign corporations. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Fund’s investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.

Variable or Floating Rate Obligations. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

Because floating- and variable-rate demand obligations are direct lending arrangements between the lender and borrower, these obligations generally are not traded, and there generally is no established secondary market for them, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies.

Emerging Market Debt Securities. Under normal market conditions, the Fund may invest up to [    ]% of its Managed Assets in the securities of issuers in emerging market countries. [For purposes of this limitation, emerging market countries are deemed to be those countries included within the MSCI Emerging Markets Index.] [Emerging market issuers include companies organized, governments located, or issuers whose principal securities trading markets are, in emerging market countries.] Debt securities of emerging market issuers may be less liquid and more volatile than securities of comparable U.S. issuers or foreign issuers in more developed markets; however, emerging markets can potentially provide higher rates of return to investors. The Fund’s investments in emerging market debt securities may be U.S. dollar denominated or foreign currency denominated. The Fund may also use structured notes to gain exposure to emerging markets debt.

Municipal Securities. Municipal securities are obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

U.S. Government Debt Securities. U.S. Government debt securities include obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. Government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on these obligations is guaranteed by the U.S. Government. In other cases, payment of interest and principal is not guaranteed. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government’s full faith and credit.

Zero Coupon Bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change.

Investment Grade Debt Securities. Debt securities that are rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service Inc. (“Moody’s”) are judged by these rating agencies to be investment grade securities. In the view of the rating agencies, the issuers of these securities are considered to have an adequate or better capacity to pay interest and repay principal and thus may be a lower risk of default. Investment grade issuers tend to pay lower interest rates compared to issuers that are rated below investment grade.

Below Investment Grade Debt Securities. The debt securities and other instruments in which the Fund may invest may be rated below investment grade. Below investment grade securities are regarded as having predominantly speculative characteristics and, while such obligations may not necessarily always have near-term vulnerability to default, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. In addition, lower quality debt securities tend to be more sensitive to general economic conditions.

Lower grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of debt instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and is expected to be a substantial factor in the Fund’s relative share price volatility.

Although the Subadviser considers credit ratings in selecting investments for the Fund, the Subadviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on its credit rating. The Subadviser will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

Because of the greater number of investment considerations involved in investing in high yield instruments, the ability of the Fund to meet its objectives is heavily dependent on the Subadviser’s judgment and analytical abilities. While the Subadviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession. The Fund is not required to diversify its portfolio and may choose not to do so.

Structured Notes. Structured notes are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, currency, index, market, interest rate or other financial indicator (a “reference asset”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference asset. In addition, the rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Exchange Traded Notes (ETNs). ETNs are a type of unsecured, unsubordinated debt security. ETNs are generally notes representing debt of the issuer, usually a financial institution, that are listed on an exchange and traded in the secondary market. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes (“reference instruments”), minus fees and expenses. An ETN can be held until its maturity, at which time the issuer will pay a return linked to the performance of the reference instrument. Unlike regular bonds, ETNs do not make periodic interest payments, and principal generally is not protected.

Derivatives

The Fund may, but is not required to, use instruments referred to as derivatives (“Derivatives”) to seek to increase income, for hedging purposes, and to gain leverage synthetically. Derivatives are financial instruments the value of which is derived from a security, commodity (such as gold or oil), currency or interest rate or index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. If the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which frequently is greater than the Derivative’s cost.

The use of Derivatives may involve substantial leverage. Under normal market conditions, the use of Derivatives by the Fund for investment or speculative purposes will not exceed [    ]% of the Fund’s Managed Assets. The notional value of a Derivative instrument will be used to calculate the Fund’s compliance with these policies. The Fund may also use Derivatives as a form of borrowing to leverage the Fund’s portfolio (i.e., economic leverage).

The Fund’s principal investments in Derivatives, if any, are initially anticipated to include option strategies and swap agreements (including interest rate and index swap agreements). In particular, the Fund expects to engage in option overlay strategies and writing credit default swaps. The Fund may also invest in total return swaps, swaptions, credit-linked securities, futures contracts and indexed and inverse floating rate securities, described in more detail below.

Options. The Fund may purchase or write (sell) put and call options on securities or currencies. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or currency or its equivalent at a specified price. In contrast, a call option gives the purchaser the right to buy the underlying security or currency covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the securities or currencies underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities or currencies underlying the option, in each case at their exercise price. As the writer of a call option, the Fund will be obligated to deliver the securities or currencies underlying the option at the price stated in the option contract. The securities or currencies delivered by the Fund may be worth more than the exercise price of the option, resulting in a loss to the Fund. As the writer of a put option, the Fund will be obligated to buy the securities or currencies underlying the option at the price stated in the option contract. The securities or currencies purchased by the Fund may be worth less than the exercise price of the option, resulting in a loss to the Fund. An American style put or call option may be exercised at any time during the option exercise period while a European style put or call option may be exercised only upon expiration. A Bermudan style put or call option may be exercised at any time on fixed dates occurring during the term of the option. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Swap Agreements. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (e.g., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a group of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement generally will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid, unencumbered assets, marked-to-market daily, to avoid potential leveraging. If the Fund enters into a Derivative contract to create economic leverage (i.e., as a form of borrowing), the Fund generally will not seek to cover its obligations under the contract by segregating assets equal to those obligations, but such Derivative contracts would be subject to the limits on borrowing and incurrence of indebtedness as described below in “Leverage.”

Credit Default Swaps. The Fund may enter into credit default swap agreements and similar agreements that, among other things, provide investment exposure to changes in credit spreads and relative interest rates. A credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a group of securities representing an index). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference asset has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference asset described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The value of a credit default swap may be highly volatile, whether or not a credit event occurs. These changes in value, which may be significant, may materially affect the Fund’s net asset value and the market price for the Fund’s common shares.

The Fund may be either the buyer or seller in a credit default swap agreement. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference asset that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the Fund, as the seller, must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference asset that may have little or no value.

Total Return Swaps. The Fund may enter into total return swaps. In a total return swap, the Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of a portfolio of underlying securities. In entering into a total return swap, the Fund would obtain investment exposure to the portfolio of underlying securities in return for no initial payment or an initial payment that is substantially less than the aggregate purchase price of the underlying securities (the notional amount of the swap). If the other party to a total return swap defaults, the Fund’s risk of loss generally consists of the net amount of total return payments that the Fund is contractually entitled to receive. The Fund bears the risk of default on the securities or other assets constituting the underlying securities, based on the notional amount of the swap. The Fund may use total return swaps for leverage, hedging or investment purposes.

Swaptions. The Fund, to the extent permitted under applicable law, may enter into “swaptions,” which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Credit-Linked Securities. Among the income producing securities in which the Fund may invest are credit- linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a Derivative instrument or basket of Derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset or money at a specified future date and a specified price, depending on the performance of one or more securities, instruments, currencies, markets, or indexes

(“underlying reference assets”). Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. As the futures contract is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the Futures Broker on a daily basis. If the Fund is required to increase its variation margin when the Fund has insufficient cash, the Fund may need to sell securities or other assets, including at disadvantageous times to meet such margin requirements. Prior to expiration of the future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

Options on Futures. The Fund may purchase and write options on futures contracts, including interest-rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. The Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract. The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund’s portfolio. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index or interest rates. To the extent the Fund invests in these types of securities, the Fund’s return on the securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease.

Foreign Securities

The Fund may invest in equity and fixed-income securities issued by foreign issuers, including issuers in emerging markets. [Foreign issuers include companies organized, governments located, or issuers whose principal securities trading markets are, outside of the U.S., including emerging markets. Foreign securities include securities of foreign issuers traded on securities exchanges both outside of the U.S. and within the U.S.] The Fund’s investments in foreign securities may be U.S. dollar denominated or foreign currency denominated. Some foreign securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the U.S. and, at times, greater price volatility than in the U.S.

Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as Global Depositary Receipts (“GDRs”).

Because evidences of ownership of these securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because foreign securities may trade on days when the Fund’s common shares are not traded on the exchange on which they are listed, the market value or net asset value of the Fund’s shares can change at times when common shares cannot be sold.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities, including in respect of the receipt of dividends and the settlement of securities denominated in foreign currencies. The Fund is not required to hedge its currency exposure, if any, and the Subadviser may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency, if used by the Fund, does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

Other Investment Companies

The Fund may invest in securities of other investment companies, including exchange-traded funds, to the extent that these investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the Investment Company Act or any applicable exemption therefrom. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has uninvested cash or when the Subadviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Advisers or their affiliates to the extent permitted by applicable law.

Illiquid and Restricted Securities

The Fund may invest up to [    ]% of its Managed Assets in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”).

Structured Products

Collateralized Loan Obligations. A collateralized loan obligation (“CLO”) typically takes the form of a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV which, due to a measure of diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which are structured securities backed by a pool of high yield, public or private fixed-income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit risk. The return on the lower tranches of CDOs is especially sensitive to the rate of default on the collateralized pool. Although certain

CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDO issuers may use Derivatives to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of Derivative instruments described elsewhere in this prospectus. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

Distressed and Defaulted Securities

The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

Repurchase Agreements

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash that would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements involve risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Subadviser. Repurchase agreements maturing in more than seven days may be considered illiquid.

Reverse Repurchase Agreements

The Fund may generate leverage by entering into reverse repurchase agreements, under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements, which are in effect collateralized borrowings by the Fund, are considered under current SEC staff guidance to be senior securities under the Investment Company Act unless the Fund enters into certain offsetting transactions, owns positions covering its obligations or designates on its books and records an amount of assets equal to the amount of the Fund’s obligations under the reverse repurchase agreements.

Segregation and Cover Requirements

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of Derivatives that could be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain Derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In the case of Derivatives that are not contractually required to cash settle, the Fund will set aside liquid assets equal to such contracts’ full notional value, or enter into appropriate offsetting transactions, while the positions are open. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in the Fund’s maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

LEVERAGE

The Fund currently anticipates utilizing leverage. The Fund may engage in leverage to the maximum extent permitted by law for investment and other general corporate purposes. As discussed further below, the Fund’s ability to use leverage will be limited by the Investment Company Act and any agreements on debt limitations or asset coverage requirements imposed on the Fund by its lenders or necessary to obtaining ratings on any preferred stock or debt issued by the Fund. The Fund initially expects to incur leverage by borrowing money from banks or other lenders in an amount equal to up to [    ]% of its initial Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares). In addition, the Fund expects to gain leverage through the use of reverse repurchase agreements by investing the proceeds it receives from selling its portfolio securities while incurring the accompanying obligation to repurchase those securities at a later date. The Fund may also gain leverage synthetically through Derivative contracts such as swaps. Although not currently contemplated, the Fund reserves the ability issue preferred shares and/or notes or other forms of indebtedness. The Fund may periodically increase or decrease its use of different types of leveraging instruments; for example, by increasing its use of repurchase agreements and reducing its debt obligations.

The use of borrowings (including the issuance of notes or preferred stock), reverse repurchase agreements or Derivatives to create leverage can increase risks, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). To the extent the Fund enters into a reverse repurchase agreement to create leverage, it will be subject to counterparty risk (the risk that if the counterparty files for bankruptcy, becomes insolvent, or defaults on the agreement, the Fund’s ability to recover and liquidate the securities could be delayed and the Fund could experience losses) and the other risks of entering into reverse repurchase agreements described in this prospectus. To the extent the Fund enters into a swap contract or other Derivative to create leverage, it will be subject to the risk that the counterparty to the contract defaults on its obligation to the Fund (and the other risks of engaging in Derivative transactions described in this prospectus) in addition to the substantial risks associated with leverage created by the transaction. Changes in the value of the Fund’s portfolio, including the value of securities bought with the proceeds of leverage, will be borne entirely by common shareholders. All costs and expenses related to any form of leverage used by the Fund also will be borne entirely by common shareholders. To the extent the Fund invests in senior loans, high yield corporate bonds or other credit instruments with LIBOR floors, the Fund may lose some of the benefits of incurring leverage. For example, if the Fund borrows money with floating interest rates, its costs of leverage will increase as rates increase. However, the Fund may not benefit from higher coupon payments resulting from increased interest rates if its investments contain LIBOR floors and rates do not rise to levels above the LIBOR floors. In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income.

During periods when the Fund is using leverage, if any, the fees paid to the Advisers for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. In such case, the Advisers may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Advisers are borne exclusively by common shareholders. It is expected that preferred shareholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund’s leveraging strategy, if utilized, may not be successful.

Preferred Shares and Notes

The Fund may engage in leverage through the issuance of preferred shares and/or notes or other forms of indebtedness. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term “asset coverage” for this purpose means the ratio the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares or purchase its common shares unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The Investment Company Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%.

As a condition to obtaining financing or, if applicable, ratings on the preferred shares and/or notes or other forms of indebtedness, the terms of any preferred shares and/or notes or other forms of indebtedness issued would be expected to include asset coverage maintenance provisions that would require a reduction of indebtedness or the redemption of the preferred shares and/or notes or other forms of indebtedness in the event of non-compliance by the Fund and might also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet such redemption requirements, the Fund might have to liquidate portfolio securities. These liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a regulated investment company under the Code.

If the Fund has preferred shares outstanding, two of the Fund’s directors will be elected by the holders of preferred shares voting separately as a class. The remaining directors of the Fund will be elected by common shareholders and preferred shareholders voting together as a single class. In the event dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends on such securities, holders of preferred shares would be entitled to elect a majority of the directors of the Fund (subject to any prior rights of debt holders) and would continue to have such right until all dividends in arrears shall have been paid or otherwise provided for. Holders of the preferred shares would also be entitled to vote separately as a class on certain matters, which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs.

If the Fund issues preferred shares and/or notes or other forms of indebtedness, it may be subject to certain restrictions imposed by the guidelines of one or more ratings agencies that may issue ratings for preferred shares issued by the Fund, or it may be subject to loan covenants or other restrictions imposed by its lenders. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Subadviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Credit Facility

The Fund may negotiate with one or more commercial banks to arrange a fixed or floating rate credit facility (the “Credit Facility”) pursuant to which the Fund would be entitled to borrow funds in accordance with the terms of the Credit Facility. Any such borrowings, as well as the issuance of notes or other forms of indebtedness, would constitute financial leverage and would be subject to the 300% asset coverage requirements imposed by the Investment Company Act described above with respect to the amount of the borrowings and may subject the Fund to limits on its ability to declare dividends and distributions or repurchase its capital stock. The Fund may choose not to enter into a Credit Facility.

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund expects that a Credit Facility would contain customary covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act. The Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any Credit Facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a Credit Facility, or, if it does, that the Fund would receive terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the Credit Facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities or by the use of Derivatives to create leverage.

Changes to Leverage

The Fund may, but is not required to, take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s use of leverage, if any, begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative effect of leverage on common shareholders, the Fund may engage in hedging transactions to attempt to mitigate interest rate risk. If the Fund obtains leverage through the Credit Facility, for example, it may elect to enter into a swap or other Derivative transaction with the objective of gaining the economic effect of obtaining its leverage on a floating rate basis, and vice versa. Other than as it may be limited by the Investment Company Act or other applicable law, the Fund has no policy limitation on its use of Derivative instruments for hedging purposes or the creation of leverage as a form of borrowing. Accordingly, the Fund will not seek to cover its obligations under Derivative instruments used for such borrowing purposes by segregating assets equal to its obligations under such a Derivative contract. In addition, the Fund may shorten the average maturity of its investment portfolio (by, among other things, investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions. The Fund also may attempt to reduce the utilization of leverage by redeeming or otherwise purchasing outstanding preferred shares, if any, or prepaying debt or other borrowings. The types of leverage that the Fund utilizes will vary depending on market conditions. The Fund is not required to hedge the risks associated with the use of leverage and any attempt to do so may not be successful.

Temporary Borrowings

The Fund may borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. The amounts borrowed for temporary or emergency purposes may be in addition to the maximum amount of preferred stock or indebtedness that may be issued by the Fund, to the extent permitted by the Investment Company Act.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on the return to a common shareholder, assuming hypothetical annual investment portfolio total returns, net of expenses (comprised of income and changes in the value of securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. Actual returns may be greater or less than those appearing in the table. The table further reflects leverage representing, in the aggregate, [    ]% of the Fund’s total assets, net of expenses, and the Fund’s currently projected dividend and/or interest rate of [ ]% on its indebtedness. Based on these assumptions, the Fund’s common shares must experience an annual return of [ ]% in order to cover the rate of annual dividend and/or interest payments on indebtedness. As the table shows, the total leverage generally increases the return to common shareholders when portfolio return is positive or greater than the cost of leverage and decreases when the portfolio total return is negative or less than the cost of leverage. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that may be experienced by the Fund.

Assumed Portfolio Total Return (Net of Expenses)	-10%		-5%		0%		5%		10%
Common Share Total Return	[	]	[	]	[	]	[	]	[	]

Common share total return is comprised of two elements—the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.

If the Fund uses leverage, the amount of fees paid to the Adviser and the Subadviser for investment advisory services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser and the Subadviser have a financial incentive to use leverage, which creates a conflict of interest between the Advisers and the common shareholders as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage.

RISK FACTORS

An investment in the Fund’s common shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest dividends. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of the Fund’s common shares could decline significantly and you could lose all or a part of your investment.

General

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible.

Principal Risks Relating to Fund Investments

Investment and Market Risk

An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of equity securities, debt and other credit instruments, Derivatives and other assets owned by the Fund, and the value of these assets may fluctuate, sometimes rapidly and unpredictably. At any point in time, an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of shareholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund’s risks.

Preferred Stock Risk

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stock such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. Unlike interest payments on a debt security, dividend payments on preferred stock typically must be declared by the issuer. An issuer’s board of directors is generally not under any obligation to authorize a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. Certain additional risks associated with preferred stock include:

Interest Rate Risk. Because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds—that is, as interest rates rise, the value of the preferred stock held by the Fund is likely to decline. To the extent that the Fund invests a substantial portion of its assets in fixed rate preferred stock, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Issuer Risk. Because many preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Call Risk. Preferred stock is subject to market volatility and the prices of preferred stock will fluctuate based on market demand. Preferred stocks often have call features that allow the issuer to redeem the security at its discretion. The redemption of preferred stocks having a higher than average yield may cause a decrease in the yield of the Fund.

Master Limited Partnerships (MLPs) Risk

The interests or “units” of an MLP are listed and traded on securities exchanges or in the OTC market and their value fluctuates predominantly based on the yield of the MLP, prevailing market conditions and the success of the MLP. Investments in MLPs could expose the Fund to liquidity risk to the extent MLP units trade infrequently and in limited volume. Investments in MLPs could also expose the Fund to volatility risk, because units of MLPs may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. MLPs carry many of the risks inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations and, therefore, unit holders of an MLP may not be afforded corporate protections to the same extent as shareholders of a corporation. In addition, MLP unit holders may have more limited control and limited voting rights on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP’s general partner. Moreover, MLPs may issue additional common units without unit holder approval, which would dilute existing unit holders’, including the Fund’s, ownership interest.

Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP. In addition, general partners of MLPs may contractually limit their fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs, or require the MLP to indemnify the general partner for its own actions absent gross negligence, willful misfeasance or fraud by the general partner. These conflicts of interest and indemnification payments would reduce the assets of the MLP and their ability to make distributions to unit holders such as the Fund. Further, general partners of certain MLPs have limited call rights that may require unit holders to sell their common units at an undesirable time or price.

MLP Tax Risk. The value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Due to their federal income tax treatment as partnerships, MLPs typically are not subject to federal or state income tax at the partnership level. Instead, the annual income, gains, losses, deductions and credits of an MLP pass through directly to its unit holders, and each unit holder is generally taxed on its share of the MLP’s income and gains. A change in current tax law or in the industry in which an MLP operates could result in the MLP being treated as a corporation for U.S. federal income tax purposes and being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and any such distributions to the Fund would generally be taxed as dividend income, which would materially reduce the Fund’s cash flow from the MLP investment. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund and lower income.

Energy Company Risk. The Fund’s investments in MLPs will typically focus on MLPs operating in the energy sector and energy-related industries, which includes a number of risks, including the following:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance of companies operating in the energy sector. These companies are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others. The United States relies heavily on foreign imports of energy such as crude oil and refined products. If a supply source decides to restrict supply to the United States or is unable to meet demand, an MLP’s cash flows may be adversely impacted.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of energy commodities or in their transporting, storing, distributing or processing rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of energy companies may be adversely affected if they, or the companies to whom they provide services, are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Marine Transportation Companies Risks. Marine transportation (or “tanker” companies) are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Regulatory Risk. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. Companies that violate these regulations are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of energy companies. In addition, changes to existing regulations or new interpretations of existing guidelines by a regulatory agency may affect an energy company’s use of its existing resources or adversely affect its existing revenues. Regulatory agencies may set tariff rates for interstate transportation of certain energy commodities, through pipelines or otherwise. If a regulator elected to lower pipeline tariffs or create regulations that adversely affect a pipeline owned by an MLP, for example, that MLP’s long-term cash flows could be jeopardized.

Commodity Pricing Risk. The return on investments in energy companies is partly dependent on the prices received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of energy commodities such as natural gas, natural gas liquids, crude oil, refined petroleum products or coal. These prices may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political stability, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices also may make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Weather Risks. Weather plays a role in the seasonality of some MLP’s cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums.

Cash Flow Risk. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by its operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the MLP’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Affiliated Party Risk. Certain energy companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by such a company’s parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

Catastrophe Risk. The operations of energy companies are subject to many hazards inherent in the exploring, transporting, processing, storing and distributing of energy commodities. These hazards may include damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction equipment; leaks; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the energy company’s operations and financial condition.

Ownership By Investment Companies Risk. Some MLPs restrict the ability of investment companies, such as the Fund, to purchase their publicly traded units. These restrictions may allow the MLP to repurchase its units from the Fund at a price other than their current market value. To the extent that the value of the MLP units has increased from the Fund’s purchase price, the Fund will be subject to a loss on its investment. The Fund would also need to reinvest the money it receives in the repurchase and may not be able to do so in a similar MLP or in an MLP that pays a similar distribution.

Real Estate Investment Trusts (REITs) Risk

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, failing to qualify for tax-free pass-through of income under the Code, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be treated as ordinary income and taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Common Stock Risk

An equity security, or stock, represents a proportionate share of the ownership of a company. The value of an equity security generally is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks are an example of the equity securities in which the Fund invests. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report or governmental investigation, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Senior Loans Risk

The issuers of senior loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with senior loans are similar to the risks of below investment grade fixed income instruments, although senior loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Any specific collateral used to secure a senior loan, however, may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks described elsewhere in this prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade securities.

There may be less readily available and reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act. As a result, the Subadviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Subadviser.

In general, the secondary trading market for senior loans is not well developed. No active trading market may exist for certain senior loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the Fund’s net asset value.

The Fund may acquire senior loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the senior loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the senior loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the senior loan.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Mortgage-Backed Securities (MBS) Risk

The value of mortgage-backed securities, or MBS, can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Because of this call and extension risk, MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS.

MBS are most commonly issued or guaranteed by Agencies, but may also be issued or guaranteed by other private issuers. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations are guaranteed by the U.S. Government. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government’s full faith and credit. MBS issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. See also “Credit Risk.”

The Fund may obtain exposure to mortgage-pass through securities primarily through to-be-announced (“TBA”) transactions. A default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-pass-through securities specified in the TBA transaction.

Municipal Securities Risk

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.

Asset-Backed Securities (ABS) Risk

Asset-backed securities, or ABS, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. ABS present certain risks in addition to those presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain ABS. In addition, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund’s ability to maintain a portfolio which includes high-yielding ABS will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Fixed Income Instrument Risk

In addition to the other risks described herein, fixed income securities and other credit instruments, including high yield securities, are subject to certain risks, including:

Issuer Risk. The value of fixed income and other credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.

Interest Rate Risk. The market price of the Fund’s fixed income investments will change in response to changes in interest rates and other factors. During periods of declining fixed income interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some fixed income instruments may allow an issuer to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

Risk of Net Asset Value Erosion. The Fund may buy fixed income securities at a premium to their face value. A security may trade at a premium because its coupon (interest rate) is above the market rate for similar securities. The Fund expects to pay out a substantial portion of such a security’s coupon in the Fund’s dividends and, over time, the net asset value of the Fund will decline because the premium value of the security will decline as it approaches maturity (at maturity the market price of a security should equal its face value). Thus, the Fund will enjoy a higher payout than with a market rate bond over the life of the security, but that higher payout should be offset by a decline in the market value of the security as the security approaches maturity. Similarly, the Fund will be subject to net asset value erosion if the Fund invests in a fixed income security and the issuer redeems the security before maturity (a “call”) at a price below its current market price. This call risk is especially prevalent in low and declining interest rate environments. Net asset value erosion could reduce the total return to common shareholders.

The Fund can make an election for U.S. federal income tax purposes to amortize the premium over a security’s remaining term, with the amortization amounts reducing the amount of taxable interest income allocated to shareholders for U.S. federal income tax purposes. In the absence of an election to amortize premium on purchased securities, the security’s entire coupon will be taxable to the Fund as interest income and will not be treated as a return of capital.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common stock or its overall return.

Spread Risk. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income security’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a particular security, spread widening may also occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.

Prepayment Risk. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders. This is known as prepayment or “call” risk. Fixed income securities and other credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income security if, for example, the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased and may result in losses to the Fund.

Below Investment Grade Securities Risk

The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Fixed income securities and other credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield securities than for higher quality securities. Under continuing adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Subadviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade fixed income securities and other credit instruments may present special tax issues for the Fund to the extent that the issuers of these instruments default on the instruments and the federal income tax consequences to the Fund as a holder of such instruments may not be clear. For instance, the standards for ceasing to accrue interest income from securities in default differ for tax purposes than for financial reporting. Also, writing off a security as worthless for tax purposes may require judgments by the Fund as to the ultimate uncollectibility of principal and interest.

Emerging Market Debt Securities Risk

Investments in emerging markets are considered speculative and entail all of the risks of foreign investments (described below) but to a heightened degree. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

U.S. Government Debt Securities Risk

U.S. Government debt securities generally do not involve the level of credit risks associated with investments in other types of credit instruments, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Because the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

On August 5, 2011, S&P lowered the long-term sovereign credit rating of U.S. Government debt obligations from AAA to AA+. Shortly thereafter, S&P also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises. These actions initially had an adverse effect on financial markets. It is possible that further downgrades of the U.S. Government’s credit rating may create broader financial turmoil and uncertainty, which would weigh heavily on the global financial system. A downgrade could, for example, disrupt money markets, long-term or short-term fixed income markets, foreign exchange markets, commodities markets and equity markets. These adverse consequences could extend to the issuers of fixed income securities and, as a result, could materially and adversely affect returns on the Fund’s investments, the ability of issuers to continue to pay their debt, service or refinance and repay their debts or other debt obligations as they become due and the Fund’s ability to continue to acquire targeted assets on attractive terms. While it is not possible to precisely predict the longer-term impact of the downgrade or any future downgrades on the financial markets and the participants therein, it might be material and adverse to the Fund.

Structured Notes Risk

Structured notes are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a reference asset. The value of a structured note will be influenced by its time to maturity, the level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the reference asset and the value of the structured note. Structured notes may be positively or negatively indexed, so the appreciation of the reference asset may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Exchange Traded Notes (ETNs) Risk

An ETN’s returns are based on the performance of one or more reference instruments, minus fees and expenses. The value of an ETN may be influenced by, among other things, its time to maturity, the level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater.

Unlike regular bonds, ETNs generally do not make periodic interest payments or provide principal protection. The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and the Internal Revenue Service (“IRS”) and may also be affected by future legislation. ETNs are also subject to counterparty risk and fixed income risk.

Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. There is the risk that an ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. ETNs also incur certain expenses not incurred by their applicable reference instrument.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. The Fund could lose some or all of the amount invested in an ETN.

Zero Coupon Bonds Risk

Zero coupon bonds are sold at a discount from face value and do not make periodic interest payments. At maturity, zero coupon bonds can be redeemed for their face value. Although interest payments are not made on zero coupon bonds, holders of such instruments are deemed to have received income (“phantom income”) annually, notwithstanding that cash may be received currently. In addition to the risks associated with bonds, because zero coupon bonds do not pay interest, the value of zero coupon bonds may be more volatile than other fixed income securities, and may also be subject to greater interest rate risk and credit risk than other fixed income instruments.

Convertible Securities Risk

The market value of a convertible security tends to perform like that of a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Foreign Securities Risk

The Fund may invest in securities of foreign issuers. These investments involve certain risks not prevalent in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Markets in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore the prices of foreign securities may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to pay dividends or to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in foreign securities. Generally, there is less readily available and reliable information about foreign issuers due to less rigorous disclosure or accounting standards and regulatory practices. Because foreign securities may trade on days when the Fund’s common shares are not traded on an exchange, the market value or net asset value of the Fund’s shares can change at times when the Fund’s common shares cannot be sold.

The ability of a foreign sovereign issuer to make timely payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt generally will also be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

Other Investment Company Risk

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would also remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. The Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The investment companies that the Fund invests in may also use leverage, which would cause the Fund’s investment in such investment companies to be subject to greater risk and volatility.

Liquidity Risk

The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.

Some securities are not readily marketable and may be subject to restrictions on resale. These securities generally are not listed on any national securities exchange and no active trading market may exist for the securities in which the Fund may invest. When a secondary market exists, if at all, the market for some securities may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Distressed and Defaulted Securities Risk

The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these Distressed Securities is speculative and involves significant risks.

The Fund may make such investments when the Subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in

Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any payments on the Distressed Securities, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Distressed Securities, the Fund’s ability to achieve current income for its shareholders may be diminished. Because of the speculative nature of Distressed Securities, the Fund’s secondary objective of seeking capital appreciation also may be harder to achieve to the extent the Fund invests in Distressed Securities. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Structured Products Risk

The Fund may invest in structured products, including, without limitation, CLOs, CDOs, structured notes and credit-linked notes. Holders of structured products bear the risks of the underlying investments, index(s) or reference obligation(s) and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold. As a result, investments in structured products may be characterized by the Fund as illiquid securities. In addition to the general risks associated with fixed income and other credit instruments discussed above, structured products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in structured products are subordinate to other classes or tranches of the products and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured products involve risks, including credit risk and market risk. When the Fund’s investments in structured products are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or other credit instruments) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio. In addition, deflation may have an adverse effect on the ability of companies to sell their products, maintain their profit margins or invest in their businesses, which may result in a reduction in their ability to pay dividends or the value of their securities in general.

Derivatives Risks

Swap Agreements Risk. Whether the Fund’s use of swap agreements will be successful in furthering its investment objectives will depend on the Subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Subadviser’s current credit standards for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Generally, the Fund will deposit in a segregated account liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. To the extent that the Fund uses a swap agreement as a form of borrowing to create leverage, it will not segregate assets to cover its obligations under the swap, but such swap agreements would be subject to the limits on borrowing and incurrence of indebtedness as described in “Leverage” above. Under such circumstances, the Fund will be subject to the risks associated with leverage. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund’s ability to use swap agreements. The swap markets have recently become subject to extensive regulation. It is possible that such new regulations, including the adoption of any proposed regulations, could adversely affect the Fund’s ability to enter into or terminate swap agreements, increase the costs to the Fund associated with such agreements, or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

Swaptions Risk. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities Risk. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the Derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with Derivative instruments, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

Options Risk. The purchase or sale of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. The sale of an option potentially involves unlimited risk, as the price of an underlying security may continue to appreciate (in the case of a call option). Imperfect correlation between the options and securities markets may detract from the effectiveness of any attempt to use options for hedging purposes. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options, no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Futures Contracts Risk. The price volatility of futures contracts historically has been greater than that for traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Fund, and the prices of Fund shares, may be subject to greater volatility, as a result of the Fund’s use of futures contracts. The risks associated with the Fund’s use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying asset; (ii) the underlying asset may not perform the way the Subadviser expected it to; (iii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; (iv) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times; and (v) due to market conditions there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contract at a time which is advantageous.

Interest-rate futures contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund’s current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio. However, because the futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the Fund’s interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market. The Fund is not required to engage in hedging transactions and may choose not to do so. It is also possible that any attempt by the Fund to hedge its portfolio may not perform as expected and result in losses to the Fund.

Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.

The Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. Conversely, the Fund could seek to protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures Risk. The Fund may purchase options on futures instead of purchasing or selling the underlying futures contract. For example, where a decrease in the value of securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling a futures contract, purchase put options thereon. In the event that such decrease occurs, it may result in a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase calls on futures, rather than purchasing the underlying futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

Credit Default Swaps Risk. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference asset has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference asset described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The value of a credit default swap may be highly volatile, whether or not a credit event occurs. These changes in value, which may be significant, may materially affect the Fund’s net asset value and the market price for the Fund’s common shares.

Indexed and Inverse Securities Risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way the Subadviser does not anticipate.

General Risks Associated with Derivatives. Derivatives may be used for hedging purposes, as well as a form of leverage or for speculative purposes to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. The use of Derivatives may involve substantial leverage. The use of Derivatives may subject the Fund to various risks, including, but not limited to the following:

•	Counterparty Risk. The risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to the Fund. Certain participants in the Derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty to a Derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or become subject to regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may be substantially increased. Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin equal to the full obligation under the contract, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The counterparty risk for cleared Derivatives is generally lower than for non-cleared OTC Derivative transactions because a clearing organization generally becomes substituted for each counterparty to a cleared Derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of a Derivative.

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Leverage Risk. The risk associated with certain types of Derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity Risk. The risk that certain open Derivative positions may be difficult or impossible to unwind at the time or at the price that the owner believes advantageous. This risk is heightened to the extent the Fund engages in OTC Derivative transactions. Although both OTC and exchange-traded Derivatives markets may experience a lack of liquidity, OTC non-standardized Derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the Derivatives markets may be due to various factors, including concentration of market participants in a particular segment of the market, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded Derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges that limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open Derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

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Correlation Risk. The risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

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Index or Issuer Risk. If the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the Derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. To the extent the Fund is the seller of a credit default swap or similar Derivative, the Fund will be subject to the risk that the reference issuer will be unable to honor its financial obligations. An issuer’s actual or perceived financial hardship, deteriorating credit conditions, or loss of capital will increase the Fund’s risks where it is a seller of a credit default swap.

Risks Associated with Position Limits Applicable to Derivatives. The Fund’s investments in certain regulated Derivatives instruments will be subject to maximum position limits established by the Commodity Futures Trading Commission (“CFTC”) and U.S. and foreign futures exchanges. Under CFTC and exchange rules, accounts owned or managed by advisers, such as the Subadviser, their principals and affiliates may be required to be combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Subadviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Subadviser could lead to regulatory action resulting in mandatory liquidation of certain positions held for the Fund. There can be no assurance that the Subadviser will liquidate positions held on behalf of all of the Subadviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.

Risks related to the Fund’s Clearing Broker and Central Clearing Counterparty. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a Derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default on a future or option contract, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Subadviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Repurchase Agreements and Reverse Repurchase Agreements Risk

Subject to its investment objectives and policies, the Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amounts to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, (ii) possible lack of access to income on the underlying security during this period and (iii) expenses of enforcing its rights.

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are a form of leverage and may be subject to the Fund’s limitation on borrowings and are generally entered into only with banks or securities dealers or their affiliates. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase and might fail to return the securities to the Fund in a timely manner or at all. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Risks Associated with Market Developments and Regulatory Changes

Market Developments Risk

Severe disruptions in global capital markets over the past several years, the continued impact of the financial crisis of 2008 and the more recent sovereign debt and banking issues in Europe may influence the Fund’s performance. Beginning in 2007, the global capital markets were in a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions and have remained as such through the date of this prospectus. Despite actions of the United States federal government and foreign governments, these events have contributed to general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors.

Instability in the credit markets has made it more difficult at certain times for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Certain issuers may, due to macroeconomic conditions, be unable to repay their loans or other debt obligations. An issuer’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the credit instrument and foreclosure on any underlying secured assets, which could trigger cross-defaults under other agreements and jeopardize an issuer’s ability to meet its obligations under its loans or debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. The Fund may also experience a loss of principal.

These developments also (i) may make it more difficult for the Fund to accurately value its portfolio securities or to sell its portfolio securities on a timely basis, (ii) could adversely affect the ability of the Fund to use leverage for investment purposes and may increase the cost of such leverage, which would reduce returns to the common shareholders, and (iii) may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and market price of the Fund’s common shares.

Government Intervention in the Financial Markets Risk

Instability in the financial markets has led the U.S. Government, the Federal Reserve and other governments and central banks around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities, credit instruments or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Adviser and Subadviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Legislation and Regulation Risk

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities such as the CFTC and the SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the OTC Derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and Derivatives. While some regulations have been adopted, a number of important rulemakings have not yet been completed and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the revenues of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may impact the availability, liquidity and cost of Derivative instruments, including potentially limiting or restricting the ability of the Fund to use certain Derivative instruments or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund’s and the Advisers’ exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Advisers, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of Derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of Derivatives by investment companies. The SEC noted that it intends to consider the comments received to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations or interpretations is uncertain at this time, it is possible that new regulations or reinterpretation of existing regulations could limit the implementation of the Fund’s use of Derivatives, which could have an adverse impact on the Fund. Neither the Fund nor the Advisers can predict the effects of these regulations or interpretations on the Fund’s portfolio. The Advisers intend to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of those assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Risks Associated with Recent Commodity Futures Trading Commission Rulemaking

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a CPO with respect to the Fund under the CEA, and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Transactions in options and options on futures by the Fund are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to futures and economically equivalent derivatives contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Market Disruption and Geopolitical Risk

The European sovereign debt crisis, instability in the Middle East, Afghanistan and Pakistan, the aftermath of the war in Iraq, terrorist attacks in the United States and around the world, the impact of natural disasters and other events may result in market volatility, may have long-term adverse effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and financial markets. These events could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Fund’s common shares. Securities rated below investment grade and investments with similar economic characteristics tend to be more volatile than investment grade fixed income securities and, as a result, these events and other market disruptions may have a greater impact on the prices and volatility of these investments than on investment grade fixed income securities. There can be no assurance that these market disruptions will not have other material and adverse implications for the markets in which the Fund may invest.

Principal Risks Relating to Fund Operations

Leverage Risk

The Fund intends to utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund initially expects to incur leverage by borrowing money from banks or other lenders. In addition, the Fund expects to gain leverage through the use of reverse repurchase agreements by investing the proceeds it receives from selling its portfolio securities while incurring the accompanying obligation to repurchase those securities at a later date. The Fund may also gain leverage synthetically through Derivative contracts such as swaps. Although not currently contemplated, the Fund reserves the ability issue preferred shares and/or notes or other forms of indebtedness, and it may also borrow funds from banks and other financial institutions, including through a Credit Facility. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent the Fund enters into a reverse repurchase agreement to create leverage, it will be subject to counterparty risk (the risk that if the counterparty files for bankruptcy, becomes insolvent, or defaults on the agreement, the Fund’s ability to recover and liquidate the securities could be delayed and the Fund could experience losses) and the other risks of entering into reverse repurchase agreements described in this prospectus. To the extent the Fund enters into a swap contract or other Derivative to create leverage, it will be subject to the risk that the counterparty to the contract defaults on its obligations to the Fund (and the other risks of engaging in Derivative transactions described in this prospectus) in addition to the substantial risks associated with the leverage created by the transaction.

To the extent the Fund invests in credit instruments with LIBOR floors, the Fund may lose some of the benefits of incurring leverage. Specifically, if the Fund borrows money with floating interest rates, its costs of leverage will increase as rates increase. However, the Fund may not benefit from higher coupon payments resulting from increased interest rates if its investments contain LIBOR floors and rates do not rise to levels above the LIBOR floors. In this situation, the Fund will experience increased financing costs without the benefit of receiving higher income. This in turn may result in the potential for a decrease in the level of income available for dividends or distributions made by the Fund.

If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses (which will be borne entirely by common shareholders) and may reduce the Fund’s return. If the Fund uses a total return swap or other Derivative to achieve leverage, the Fund is expected to be required to pay its counterparty a fixed rate of return during the term of the swap (or other Derivative) contract. These dividend payments or interest expenses, or payments to counterparties, may be greater than the Fund’s return on the underlying investments or the return paid by the counterparty under a Derivative contract. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may gain leverage through a fixed or floating rate Credit Facility. The interest rate associated with a Credit Facility may not comport to the interest rate of the instruments held in the Fund’s portfolio. Differences in the income the Fund receives, if any, from its investments and the rate of interest the Fund pays to obtain leverage may reduce the income available for distribution by the Fund or result in losses if the interest the Fund pays exceeds any income it receives. The Fund may engage in hedging transactions to attempt to mitigate interest rate risk, including through the use of Derivatives such as interest rate swaps. The Subadviser, however, may not be successful in hedging interest rate exposure and may not be able to enter into hedging transactions on the terms it desires or at all. Additionally, the markets may move in a manner not anticipated by the Subadviser, causing losses, and the cost of a Derivative transaction may reduce the benefit of the hedge. The Fund is not required to hedge its leveraging transactions and may choose not to do so.

The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Fund’s common shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over common shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would be entitled to elect two Directors of the Fund, and would vote separately as a class on certain matters, which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common shareholders. In addition, if the Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders or to repurchase its stock may be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the Fund’s lenders.

The Fund will pay (and common shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness (including Derivatives) issued by the Fund, including higher advisory fees. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the common shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Fund’s common shareholders and result in a reduction of the net asset value of the common shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of common shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness (including Derivatives) that the Fund has issued will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•

when the Fund uses financial leverage, the investment advisory fees payable to the Advisers will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Advisers to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase expenses (which will be borne entirely by common shareholders), which may reduce total return.

If the Fund issues preferred stock and/or notes or other forms of indebtedness, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Fund, or may be subject to loan covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objectives.

High Portfolio Turnover Risk

The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Potential Conflicts of Interest Risk

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments. Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which Advisory Accounts may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings may affect the Fund in ways that may disadvantage the Fund and/or benefit Goldman Sachs.

Risks Associated with Fund Distribution Policy

The Fund intends to make regular distributions monthly from its net investment income. The distributions for any month or for any full or partial fiscal or calendar year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make a distribution only if authorized by the Fund’s Board of Directors (the “Board”) and declared by the Fund out of assets legally available for these distributions. Under certain circumstances, the Fund may pay a distribution that may result in a return of capital, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. This means that the Fund is returning to shareholders a portion of their invested capital, less accrued expenses, which will reduce the cost basis of their Fund shares. Such returns of capital are generally not taxable currently but will increase the amount of gain realized or decrease the amount of loss realized upon the eventual sale of some or all of the shares, regardless of whether the shares have increased in, or lost, value. A return of capital that exceeds a shareholder’s remaining basis will generally be taxable gain to the shareholder. The Fund’s distribution policy may be changed at any time by the Board of Directors.

If the Fund elects to issue preferred stock and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the Fund’s lenders.

No Operating History Risk

The Fund is a recently formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The Fund’s shares have no history of public trading.

Risk of Inadequate Return

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund nor can the Fund assure you that the Subadviser will be able to find enough appropriate investments that meet the Fund’s investment criteria. Fund investments may be highly speculative and aggressive.

Therefore, an investment in Fund securities may not be suitable for someone with a low risk tolerance. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Risks Associated with Closed-End Structure; Market Discount from Net Asset Value

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the initial public offering as a result of the payment of offering costs. As with any security, complete loss of investment is possible.

Risks Associated with Anti-Takeover Provisions

The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund’s charter classifies the Fund’s Board into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Fund’s shareholders, amend the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue.

* * * * *

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

The Fund has applied to list its common shares on the [                    ], subject to notice of issuance, under the symbol “[    ]” and will be required to meet the [                    ]’s listing requirements.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:

1.	make investments for the purpose of exercising control or management;

2.	issue senior securities or borrow money or pledge its assets, except as permitted, or not otherwise prohibited, under the Investment Company Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the Investment Company Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

4.	buy or sell commodities or commodity contracts or real estate or interests in real estate, except, in each case, as permitted, or not otherwise prohibited, under the Investment Company Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time;

5.	act as underwriter except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws; or

6.	make loans except as permitted, or not otherwise prohibited, under the Investment Company Act, and as interpreted or modified by a regulatory authority having jurisdiction, from time to time.

For purposes of fundamental restriction 2 above, this restriction shall not be deemed to prohibit the Fund from engaging in reverse repurchase agreements and from making other investments or engaging in other transactions which may involve a borrowing, as long as such investments and/or transactions comply with the Investment Company Act and applicable SEC guidance or other applicable regulatory authority. For purposes of fundamental restriction 6 above, this restriction shall not be deemed to prohibit the Fund from (a) purchasing debt or other fixed income securities in accordance with its investment strategies or otherwise, (b) entering into repurchase agreements, and (c) lending its portfolio securities, each in accordance with the Fund’s investment policies set forth in this prospectus.

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets (other than asset coverage requirements mandated by Section 18 of the Investment Company Act with respect to the issuance of debt securities or preferred stock by the Fund) is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a debt security or other credit instrument or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC. The asset coverage requirements for debt securities or preferred stock required by Section 18(a) of the Investment Company Act will be applied as required by Section 18 of the Act, as interpreted from time to time by the SEC or other administrative or judicial bodies with jurisdiction over the Fund.

The Fund’s investment objective and the policies expressed in this prospectus as limitations on the amount of Managed Assets the Fund may invest in particular types of securities (such as the limitations on investments in [emerging market debt securities, Derivatives, illiquid securities or below investment grade debt securities]) are non-fundamental policies of the Fund and may be changed at any time by the Board of Directors without the approval by shareholders.

MANAGEMENT OF THE FUND

Directors and Officers

The following table lists the Directors and officers of the Fund, their ages, current position(s) held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each Director and officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Directors who are not deemed to be “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.”

The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and perform various duties imposed on directors of investment companies by the Investment Company Act and the duties of directors of a Maryland corporation under Maryland law. Directors and officers of the Fund are also trustees/directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and other affiliates of SunAmerica.

Upon completion of the Fund’s initial public offering, the Board of Directors will be divided into three classes: Class I, Class II and Class III. The initial Class I Directors will serve for a term expiring at the annual meeting of shareholders next following the completion of the Fund’s initial public offering and when their successors are duly elected and qualify, the initial Class II Directors will serve for a term expiring at the second succeeding annual meeting of shareholders and when their successors are duly elected and qualify, and the initial Class III Directors will serve for a term expiring at the third succeeding annual meeting of shareholders and when their successors are duly elected and qualify. At each subsequent annual meeting of shareholders, the directors elected to succeed those whose terms are expiring will be identified as being of the same class as the directors whom they succeed and will be elected for a term expiring at the time of the third annual meeting of shareholders after their election and in each case, when their respective successors are duly elected and qualify. Any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies.

DISINTERESTED DIRECTORS

Name and Age	Position(s) Held with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorship(s) Held by Director During the Past Five Years(3)
Dr. Judith L. Craven Age: 68	Director	Since 2013	Retired	76	Director, Belo Corp. (1992 to Present); Director, Sysco Corp. (1996 to Present); Director, Luby’s, Inc. (1998 to Present).
William F. Devin Age: 75	Director	Since 2013	Retired	76	Director, Boston Options Exchange (2001 to 2010).
Richard W. Grant Age: 68	Director	Since 2013	Retired. Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	27	None
Stephen J. Gutman Age: 70	Director	Since 2013	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2003 to Present); Managing Member, Beau Brummell-SoHo LLC (licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing Inc. (2009 to Present).	27	None
William J. Shea Age: 65	Director	Since 2013	Executive Chairman, Caliber ID, Inc. (formerly, Lucid, Inc.) (medical devices) (2007 to Present); Managing Partner, DLB Capital, LLC (private equity) (2006 to 2007).	27	Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoulas Supermarkets (1999 to Present).

INTERESTED DIRECTOR

Name and Age	Position(s) Held with Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorship(s) Held by Director During the Past Five Years(3)
Peter A. Harbeck(4) Age: 59	Director	Since 2013	President, CEO and Director, SunAmerica (1995 to Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	76	None

(1)	The Board is divided into three classes of Directors serving staggered three-year terms:

— [    ] and [    ], the initial Class I Directors, will serve for a term expiring at the Fund’s 2014 annual meeting of shareholders and when their successors are duly elected and qualify.

— [    ] and [    ], the initial Class II Directors, will serve for a term expiring at the Fund’s 2015 annual meeting of shareholders and when their successors are duly elected and qualify.

— [    ] and [    ], the initial Class III Directors, will serve for a term expiring at the Fund’s 2016 annual meeting of shareholders and when their successors are duly elected and qualify.

(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the adviser. The “Fund Complex” includes the Fund, SunAmerica Specialty Series (6 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund), SunAmerica Equity Funds (“SAEF”) (2 funds), SunAmerica Income Funds (“SAIF”) (4 funds), SunAmerica Series, Inc. (“SA Series”) (4 funds), Anchor Series Trust (“AST”) (8 funds), SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), VALIC Company I (“VALIC I”) (34 funds), Company II (“VALIC II”) (15 funds), SunAmerica Series Trust (“SAST”) (40 funds), and Seasons Series Trust (“SST”) (21 funds).

(3)	Directorships of companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies regulated under the Investment Company Act other than those listed under the preceding column.
(4)	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SunAmerica and Director of SACS.

OFFICERS

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
John T. Genoy Age: 44	President	Since 2013	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A
Donna M. Handel Age: 46	Treasurer	Since 2013	Senior Vice President, SunAmerica (2004 to Present).	N/A	N/A
James Nichols Age: 47	Vice President	Since 2013	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to Present).	N/A	N/A
Gregory N. Bressler Age: 46	Secretary	Since 2013	Senior Vice President and General Counsel, SunAmerica (2005 to Present).	N/A	N/A
Katherine Stoner Age: 56	Vice President and Chief Compliance Officer	Since 2013	Vice President, SunAmerica (2011 to Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”), Western National Life Insurance Company (“WNL”) and American General Distributors, Inc. (2006 to Present); Deputy General Counsel and Secretary, VALIC and WNL (2007 to 2011); Vice President, VALIC Financial Advisors, Inc. (2010-2011) and VALIC Retirement Services Company (2010 to Present).	N/A	N/A
Kathleen D. Fuentes Age: 44	Chief Legal Officer	Since 2013	Vice President and Deputy General Counsel, SunAmerica (2006 to Present).	N/A	N/A
Gregory R. Kingston Age: 47	Vice President and Assistant Treasurer	Since 2013	Vice President, SunAmerica (2001 to Present).	N/A	N/A
Nori L. Gabert Age: 59	Vice President and Assistant Secretary	Since 2013	Vice President and Deputy General Counsel, SunAmerica (2005 to Present).	N/A	N/A
Matthew J. Hackethal Age: 41	Anti-Money Laundering Compliance Officer	Since 2013	Chief Compliance Officer, SunAmerica (2006 to Present).	N/A	N/A

Board Structure and Role of the Board of Directors in Risk Oversight

Overall responsibility for oversight of the Fund’s business and affairs rests with the Board of Directors. The Fund has engaged SunAmerica and GSAM to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Advisers and any other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws, the Fund’s charter and Bylaws, and the Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Directors also meet at least quarterly in executive session, at which no Interested Directors are present. The Disinterested Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Director, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Fund is subject to a number of risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Fund’s investment management and business affairs, and also by the Fund’s Subadviser and other service providers in connection with the services they provide to the Fund. Each of SunAmerica, the Subadviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the Subadviser and the Fund’s other service providers, the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Fund. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Directors and Committees

Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, SunAmerica, the Subadviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Fund and as a trustee or director of the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or nonprofit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a Director of the Fund. She currently serves as a director or trustee with respect to 76 of the funds in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Director of the Fund. He currently serves as a director or trustee with respect to 76 of the funds in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience from his prior service on the Board of Directors of the Boston Options Exchange.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund Complex since 2001, and serves as Chairman of the Board of the Fund. He currently serves as a director or trustee with respect to 27 of the funds in the Fund Complex. Mr. Grant has more than 25 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Director of the Fund. He currently serves as a director or trustee of 27 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Director of the Fund. He currently serves as a director or trustee of 27 of the funds in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Director of the Fund. He currently serves as a director or trustee of 76 of the funds in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of Advisor Group, Inc, since 2004.

The Board has established four Committees: Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee.

Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board of Directors the engagement or discharge of the Fund’s independent auditors; directing investigations into matters within the scope of the independent auditors’ duties; reviewing with the independent auditors the audit plan and results of the audit; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board of Directors. The members of the Audit Committee of the Fund are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Shea serving as Chairman. Committee members each receive $[        ] per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)(1), AST and SASFR. Mr. Shea receives a $[        ] annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. Since the commencement of operations, the Audit Committee has met [            ].

(1)	SAMF consists of SunAmerica Specialty Series, SAEF, SAIF, SA Series and SAMMF.

The Nomination and Compensation Committee (the “Nominating Committee”) recommends to the Directors those persons to be nominated by the Directors as candidates to serve as Directors and voted upon by shareholders and selects and proposes nominees for election by Directors to the Board between shareholders’ meetings. The Nominating Committee will consider candidates proposed by shareholders for election as Directors. The members of the Nominating Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $[        ] annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Shea and Dr. Craven each receive a $[        ] annual retainer for serving as a member of the Nominating Committees of SAMF, AST and SASFR. Messrs. Devin, Grant, Shea and Dr. Craven each receive $[        ] per scheduled meeting ($[        ] for telephonic meetings) and Mr. Gutman, as Chairman, receives $[        ] per scheduled meeting ($[        ] per telephonic meeting). Since the commencement of operations, the Audit Committee has met [            ].

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Fund’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $[        ] annual retainer for serving as Chairman of the Ethics Committees of SAMF, AST and SASFR and Messrs. Devin, Grant, Gutman and Shea each receive a $[        ] annual retainer for serving on the Ethics Committees of SAMF, AST and SASFR. Messrs. Devin, Grant, Gutman and Shea each receive $[        ] per scheduled meeting ($[        ] for telephonic meeting) and Dr. Craven, as Chairman, receives $[        ] per scheduled meeting ($[        ] per telephonic meeting). Since the commencement of operations, the Ethics Committee has met [            ].

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven, with Mr. Devin serving as Chairman. Mr. Devin receives a $[        ] annual retainer for serving as Chairman of the Governance Committees of SAMF, AST and SASFR and Messrs. Grant, Gutman, Shea and Dr. Craven each receive a $[        ] annual retainer for serving on the Governance Committees of SAMF, AST and SASFR. Messrs. Grant, Gutman, Shea and Dr. Craven each receive $[        ] per scheduled meeting ($[        ] for telephonic meeting) and Mr. Devin, as Chairman, receives $[        ] per scheduled meeting ($[        ] per telephonic meeting). Since the commencement of operations, the Governance Committee has met [            ].

DIRECTOR OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Director as of [December 31, 2013].

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Disinterested Directors
Dr. Judith L. Craven	None	[	]
William F. Devin	None	[	]
Richard W. Grant	None	[	]
Stephen J. Gutman	None	[	]
William J. Shea	None	[	]

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Interested Director
Peter A. Harbeck	None	[	]

(1)	Includes SAMF, SST, SAST, AST and SASFR.

As of the date of this prospectus, none of the Directors or officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of Disinterested Directors or their immediate family members owned beneficially or of record any securities in the Adviser, Subadviser or the Underwriters.

Director Compensation

[The Fund pays the fees and expenses of the Disinterested Directors. The Interested Directors receive no compensation from the Fund. Disinterested Directors receive an annual retainer of $[        ] ($[        ] for the Chairman of the Fund) for serving as a Director. Each Disinterested Director of the retail funds in SAMF receives an additional $[        ] per quarterly meeting. In addition, [    ] also receives an aggregate of $[        ] in annual compensation for serving as Chairman of the retail funds in the SAMF Complex. Officers of the Company receive no direct remuneration in such capacity from the Fund.]

Compensation of Directors. The following table sets forth the estimated compensation to be paid by the Fund to the Disinterested Directors projected through the end of the Fund’s first fiscal year ending October 31, 2014 and the projected aggregate compensation to be paid to them from the Fund and the Fund Complex for the calendar year ending December 31, 2014.

COMPENSATION TABLE

Director	Aggregate Compensation from Fund		Total Compensation from Fund and Fund Complex Paid to Director(1)
Dr. Judith L. Craven (2)	$	None	$ [ ]
William F. Devin (2)	$	None	$ [ ]
Richard W. Grant	$	None	$ [ ]
Stephen J. Gutman	$	None	$ [ ]
William J. Shea	$	None	$ [ ]

(1)	Information is as of October 31, 2014 for the investment companies that pay fees to these Directors. The investment companies are the SAMF, AST, SASFR, VALIC I and VALIC II.
(2)	Mr. Devin and Dr. Craven are also directors of VALIC I and VALIC II.

Principal Holders of Securities.

As of [            ], 2014, no shareholders owned, of record or beneficially, 5% or more of the Fund’s shares.

THE INVESTMENT ADVISER AND SUBADVISER

The Adviser

SunAmerica, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, serves as investment adviser to the Fund. SunAmerica was organized as a Delaware corporation in 1982. SunAmerica is a wholly-owned subsidiary of American General Life Insurance Company and an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities. As of [            ], 2013, SunAmerica managed, advised and/or administered assets of approximately $[        ] billion.

Under the general supervision of the Board, SunAmerica supervises the daily business affairs of the Fund and provides various administrative services to the Fund. SunAmerica has delegated portfolio management responsibilities to the Subadviser. The Subadviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers, and negotiation of commission rates for the Fund.

Pursuant to its investment advisory agreement (the “Investment Advisory Agreement”) with the Fund, SunAmerica provides various administrative services, supervises the business affairs of the Fund, and selects, contracts with and compensates the Subadviser to manage and invest the Fund’s Managed Assets, all subject to general review by the Board. SunAmerica monitors the Subadviser’s compliance with the investment objectives and related policies of the Fund, reviews the performance of the Subadviser, and reports periodically on such performance to the Board of Directors.

SunAmerica has contractually delegated certain duties to the Subadviser, including providing portfolio management to the Fund, through a subadvisory agreement between the Adviser and Subadviser (the “Subadvisory Agreement”) with respect to the Fund. Retention of the Subadviser in no way reduces the responsibilities or obligations of SunAmerica under the Investment Advisory Agreement with respect to the Fund and SunAmerica shall be responsible for all acts and omissions of the Subadviser, or other persons or entities, in connection with the performance of SunAmerica’s duties, as discussed below. In addition to compensating the Subadviser out of its fees, the Adviser is responsible for monitoring the Subadviser’s compliance with the investment objective and related policies of the Fund, reviewing the Subadviser’s performance, and reporting periodically on such performance to the Board of Directors.

The Investment Advisory Agreement provides that, subject to the supervision of the Fund’s Board, the Adviser is responsible for management, administration and oversight of the Fund’s portfolio. The Investment Advisory Agreement obligates the Adviser to provide investment advisory, management, administrative, and certain other services to the Fund.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (i) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (ii) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated at any time without penalty on 60 days’ prior written notice at the option of either party thereto or by the vote of the shareholders of the Fund. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties thereunder, the Fund may indemnify the Adviser, under certain circumstances, against liabilities arising from the Adviser’s performance of its duties under the Investment Advisory Agreement.

For its services, the Fund pays the Adviser a fee at the annual rate of [    ]% of the average daily value of the Fund’s Managed Assets, payable monthly in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares). The Adviser may voluntarily waive a portion of its fees. Fees for any partial month are appropriately prorated. During periods when the Fund is using leverage, if any, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

[SunAmerica has agreed to pay all of the Fund’s organizational expenses. The Fund will pay offering costs of the Fund (other than the sales load) up to an aggregate of $[        ] per share of the Fund’s common stock. SunAmerica has agreed to pay the amount by which the offering costs (other than the sales load) exceeds $[        ] per share of common stock ([    ]% of the offering price). The aggregate organizational expenses and offering costs to be incurred by the Fund (including amounts incurred by SunAmerica on behalf of the Fund) are currently estimated to be $[        ].]

Except to the extent otherwise specified in this prospectus or in the Investment Advisory Agreement, the Fund pays, or causes to be paid, all other expenses of the Fund, including, without limitation, expenses of organizing the Fund, direct charges relating to the purchase and sale of portfolio securities, brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of share certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors who are not employees of the Adviser or its affiliates, expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions, if any, expenses involved in registering and maintaining registrations of the Fund and of its shares with [the New York Stock Exchange], membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first shareholder report issued following the effectiveness of this prospectus.

The Subadviser

GSAM acts as the Fund’s subadviser, pursuant to the Subadvisory Agreement with the Adviser. The principal executive offices of GSAM are located at 200 West Street, New York, NY 10282. As of [            ], 2013, GSAM has approximately $[        ] billion of assets under management. The Subadviser is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision of SunAmerica, which pays the Subadviser’s fees.

Pursuant to the Subadvisory Agreement and subject to the oversight and review of SunAmerica, GSAM will (i) manage the investment and reinvestment of the Fund’s Managed Assets, (ii) determine the securities to be purchased or sold, (iii) provide SunAmerica with records concerning its activities that SunAmerica or the Fund is required to maintain, and (iv) render regular reports to SunAmerica and to the Board and the officers of the Fund concerning its discharge of the foregoing responsibilities. The Subadviser will receive a fee from the Adviser, payable monthly, in an amount calculated as an annual percentage of the average daily value of the Fund’s Managed Assets. The subadvisory fee will be [    ]% of the Managed Assets.

The Subadvisory Agreement, after initial approval with respect to the Fund, continues in effect until June 30, 2015, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year for so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Board, the holders of a majority of the Fund’s outstanding voting securities, or SunAmerica, on not less than 30 nor more than 60 days’ written notice to the Subadviser, or by the Subadviser on 90 days’ written notice to SunAmerica and the Fund. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Fund, or its shareholders, for any act or omission by it in the course of, or connected with, its services as subadviser, or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder.

THE PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

The following investment professionals (the “Portfolio Managers”) will have primary responsibility for the day-to-day implementation of the Fund’s strategy:

Chris Lvoff. Mr. Lvoff is a vice president in the Global Portfolio Solution (GPS) Group, based in New York, where he is a portfolio manager focusing on portfolio solutions for institutional clients. Mr. Lvoff joined Goldman Sachs in 2007, in the Multi-Product Investment Group of the Investment Management Division, where he focused on portfolio management and implementation for customized multi-asset institutional portfolios as well as commingled investment vehicles. Mr. Lvoff received a BS in Economics from the University of Pennsylvania. He is an Associate of the Society of Actuaries and a CFA charterholder

Alec Stais. Mr. Stais is a managing director in the Global Portfolio Solutions (GPS) Group based in New York, where he is a senior portfolio manager focusing on portfolio solutions for institutional clients. Mr. Stais joined Goldman Sachs as a vice president in 1996 and was named managing director in 2003. Mr. Stais earned a BA in mathematics from Haverford College and an MBA from the New York University Stern School of Business. He is a CFA charterholder and holds the Associate of the Society of Actuaries designation.

* * *

Other Accounts Managed. As of [            ], 2013, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

Chris Lvoff	Registered Investment Companies		$

	Other Pooled Investment Vehicles		$		$

	Other Accounts		$		$

Alec Stais	Registered Investment Companies		$

	Other Pooled Investment Vehicles		$		$

	Other Accounts		$		$

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”) in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among the Fund and such Other Client Accounts.

Trade Allocations. Conflicts may arise between the Fund and Other Client Accounts in the allocation of trades among the Fund and the Other Client Accounts. For example, the Subadviser may determine that there is a security that is suitable for the Fund, as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Subadviser and/or a Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within the Fund, or vice-versa, which may adversely affect the value of securities held by the Fund. In certain instances, the Subadviser and/or a Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Fund, the Adviser and the Subadviser generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Fund, the Adviser and the Subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors determined by the Subadviser, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent over time with their fiduciary obligations to each.

Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Fund and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of the Fund relative to Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and Subadviser seek to manage such competing interests for the time and attention of the Portfolio Managers.

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the SunAmerica Code (defined below) and GSAM’s Code of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the SunAmerica Code and GSAM’s Code of Ethics will eliminate such conflicts.

Other than the conflicts described above, SunAmerica is not aware of any material conflicts that may arise in the connection with the Subadviser’s management of the Fund’s investments and such Other Client Accounts.

SunAmerica and the Board believe that the Subadviser has adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Fund and treat the Fund fairly and equitably over time.

Compensation

Pursuant to the Subadvisory Agreement, GSAM is responsible for paying its own expenses in connection with the management of the Fund, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers is described below.

Compensation. Compensation for Portfolio Managers of GSAM is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to: overall team performance; the performance of the GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmark for the Fund is: [    ].

The discretionary variable compensation for Portfolio Managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio Managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation. In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Conflicts of Interest. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities.

Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and high-net-worth individuals. As such, it acts as an investment banker, research provider, investment manager, financier, advisor, market maker, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers, and has other direct and indirect interests, in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services.

As Subadviser to the Fund, GSAM receives subadvisory fees from the Adviser. In addition, GSAM’s affiliates may earn fees from relationships with the Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, Goldman Sachs may still receive significant compensation from the Fund even if shareholders lose money.

Goldman Sachs and its affiliates engage in trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Fund.

For a more detailed description of potential conflicts of interest, please refer to Part 2 of GSAM’s Form ADV.

Beneficial Ownership of Securities. As of the date of this prospectus, none of the Portfolio Managers beneficially owns any equity securities of the Fund.

CONTROL PERSONS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has provided the initial capitalization of the Fund and therefore is a control person of the Fund because it is the sole shareholder of the Fund as of the date of this prospectus. Each of the Adviser and the Subadviser may also be considered a controlling person of the Fund under the Investment Company Act to the extent it has the power to exercise a controlling influence over the management or policies of the Fund.

NET ASSET VALUE

Common shares of the Fund are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). The Fund calculates the net asset value of its common shares by dividing the total value of its net assets by the number of common shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Securities are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s common shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, the Fund uses an outside pricing service to provide closing market prices and information used for adjusting those prices.

Bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade. Options and swap contracts traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Options traded on the OTC markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers. Forward foreign currency contracts are valued at the 4:00 p.m. Eastern Time forward rate.

The Board is responsible for the share valuation process and has adopted a policy and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Fund, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Fund’s fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

DISTRIBUTIONS

Commencing with the Fund’s initial dividend, the Fund intends to make regular monthly distributions from its net investment income to common shareholders. The Fund expects to declare the initial monthly dividend on the Fund’s common shares within approximately [45] days after completion of this offering and to pay that initial monthly dividend approximately [60 to 90] days after completion of this offering. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The U.S. federal income tax treatment and characterization of the Fund’s distributions may vary significantly from time to time. In light of the Fund’s investment policies, the Fund anticipates that the Investment Company Act will require it to provide shareholders with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of any distribution made wholly or partly from other than undistributed net income. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s common shares. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund’s shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the shareholder’s remaining basis in such shareholder’s common shares, the excess will be treated as gain from a sale or exchange of the shares.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and default rates, the amount of leverage utilized by the Fund, if any, and any use of hedging activities by the Fund. The Fund may from time to time distribute less than the entire amount of income earned in a particular period. Undistributed income would be available to supplement future distributions. The distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. The Board may elect to change the Fund’s distribution policy at any time.

The distributions for any month or for any full or partial year might not be made in equal amounts and one distribution may be larger than the other. The Fund will make a distribution only when, as and if authorized by the Board and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. Under certain circumstances, the Fund may pay one or more distributions that may result in a return of capital to shareholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. A return of capital generally will have certain tax implications to a shareholder, including having the effect of reducing a shareholder’s basis in Fund shares.

The Fund, along with other closed-end registered investment companies advised by the Adviser, has received an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder, which permits the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. In the absence of exemptive relief from the SEC, the Fund generally would be limited to making a single distribution of any long-term capital gains realized in a fiscal year.

Rule 19a-1 under the Investment Company Act requires the Fund under certain circumstances to provide a written statement accompanying any dividend or distribution that adequately discloses its source or sources. If, for example, the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who annually receive the payment of a dividend or other distribution from the Fund may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to shareholders, such distribution may impact the Fund’s ability to pay the interest on Fund borrowings, if any should be outstanding.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

[The Fund has adopted a dividend reinvestment plan that provides for automatic reinvestment of all net investment income and all capital gains distributions for all eligible shareholders who have not elected otherwise (each a “Participant”). Shareholders may, however, elect not to participate in the plan and may elect to receive such dividends and distributions in cash. As a result, if the Board authorizes, and the Fund declares, a cash dividend, then Participants will have their cash dividends automatically reinvested in additional shares of common stock, rather than receiving the cash dividends.

Shareholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the plan. Shareholders who are not permitted to participate through their broker or nominee or who elect not to participate in the plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the plan administrator.

Participation in the plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying [    ], the plan administrator and the Fund’s transfer agent and registrar in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the dividend and/or distribution involved; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The plan administrator will set up an account for shares acquired pursuant to the plan for each Participant to receive dividends and distributions in additional shares of common stock. The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a Participant’s account, depending upon the circumstances described below, either (i) through receipt of additional authorized but unissued shares of common stock from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open

market (“Open-Market Purchases”) on the [        ] or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, unless the net asset value is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $[        ] transaction fee plus a [    ]¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of common stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Fund will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at [    ], by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at [    ] or by calling the plan administrator at [    ].

The plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at [    ].]

PORTFOLIO TRANSACTIONS

The Subadviser is responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for the Fund. Purchases and sales of securities on a securities exchange are affected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of Goldman Sachs.

In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Subadviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. The Subadviser may, however, select broker-dealers that provide it with research services and may cause the Fund to pay broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Subadviser with respect to clients other than the Fund, and not all of these services may be used by the Subadviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Subadviser by a broker. The Subadviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Subadviser’s research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Subadviser’s investment advice. The investment advisory fees paid by the Fund are not reduced because the Subadviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Subadviser may designate the use of broker-dealers who have agreed to provide the Subadviser with certain statistical, research and other information.

The Subadviser may effect portfolio transactions through an affiliated broker-dealer, if applicable, acting as an agent and not as principal, in accordance with Rule 17e-1 under the Investment Company Act and other applicable securities laws. Although the objectives of other accounts or investment companies that the Subadviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Subadviser manages. However, the position of each account or company in the securities of the same issuer may vary with the length of time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Subadviser. The Subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

Portfolio Turnover

[Under normal circumstances, the Fund expects to incur portfolio turnover at a rate of [more][less] than 100% in any fiscal year.] The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. A high portfolio turnover rate generally results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for shareholders.

CODES OF ETHICS

The Fund’s Board and SunAmerica have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 of the Investment Company Act. These codes of ethics restrict the personal investing by certain access persons of the Fund in securities that may be held or purchased by the Fund to ensure that such investments do not disadvantage the Fund. SunAmerica reports to the Board on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund (as defined in the SunAmerica Code) or SunAmerica during the quarter.

The Subadviser has adopted a written Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. Further, the Subadviser will report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund. In turn, SunAmerica will report to the Board as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica.

These codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

PROXY VOTING POLICIES

The Fund has adopted policies and procedures for the voting of proxies relating to portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and its shareholders. A Proxy Voting Committee has been established to administer the voting of all Fund proxies in accordance with the Policies. A copy of the Policies is attached as Appendix B.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ended [    ] will be available on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

Outstanding Securities. The following table sets forth information with respect to the outstanding securities of the Fund as of [            ], 2013.

Title of Class	Amount of Shares Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding
Common Stock	[ ]Shares	[ ]Shares	[ ]Shares

A majority of the Fund’s entire Board may, without any action by the Fund’s shareholders, approve amendments to the Fund’s charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Fund is authorized to issue. Additionally, the Fund’s charter authorizes the Board to classify and reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, from time to time, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Although the Fund has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the common shareholders’ best interest.

Common Stock

General. All shares of common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All shares of common stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when, as and if authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Common shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. Shares of common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights.

Distributions. Distributions may be paid to the Fund’s common shareholders when, as and if authorized by the Fund’s Board and declared by the Fund out of assets legally available therefor.

If any shares of preferred stock are outstanding, common shareholders generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred stock, (2) the Fund has redeemed the full number of shares of preferred stock required to be redeemed by any provision for mandatory redemption of such preferred stock, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable rating agency, in each case, after giving effect to such a distribution, and (5) there is no event of default existing under the terms of any of the Fund’s borrowings, in each case, after giving effect to such distributions. See “Leverage.”

So long as senior securities representing indebtedness of the Fund are outstanding, common shareholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable rating agency, in each case, after giving effect to such a distribution. See “Leverage.”

Liquidation Rights. The Fund’s common shareholders are entitled to share ratably in the assets legally available for distribution to the Fund’s shareholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund’s stock, including any preferred stock.

Voting Rights. Each outstanding share of common stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s shareholders, including the election of Directors. The presence of common shareholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund’s shareholders constitutes a quorum at the meeting, except with respect to any matter that, under applicable law or the Fund’s charter requires a separate vote of one or more classes of the Fund’s stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

The Fund’s charter provides that, except as may otherwise be provided in the Fund’s Bylaws, each Director will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Fund’s Bylaws do not currently require a different vote to elect a Director. There is no cumulative voting in the election of Directors. Consequently, at each annual meeting of the Fund’s shareholders, the holders of a majority of the outstanding shares of stock entitled to vote in the election of such Directors will be able to elect all of the successors of the class of Directors whose terms expire at that meeting. If any shares of preferred stock are outstanding, holders of any outstanding preferred stock will have the exclusive right to elect two of the Fund’s Directors at all times. Pursuant to the Fund’s charter and Bylaws, the Board may amend the Bylaws from time to time to alter the vote required to elect a Director.

Under the rules of the [    ] applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each fiscal year. If for any reason the common stock is not listed on the [ ] (or any other national securities exchange, the rules of which require annual meetings of the Fund’s shareholders) or such rule otherwise ceases to apply to the Fund, the Fund may amend its Bylaws so that the Fund is not otherwise required to hold annual meetings of shareholders.

Issuance of Additional Shares. The provisions of the Investment Company Act generally require that the public offering price per share of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the net asset value per share of the company’s common stock (calculated within 48 hours of pricing), unless the sale is made with the consent of a majority of the Fund’s common shareholders. Any sale of common stock by the Fund will be subject to the requirements of the Investment Company Act.

Preferred Stock

The Fund’s charter authorizes the Board to classify and reclassify any unissued shares of common stock into shares of other classes or series of stock, including preferred stock, without the approval of the common shareholders. Common shareholders have no preemptive right to purchase any shares of preferred stock that the Fund may issue. The Fund may elect to issue preferred stock as part of a leveraging strategy.

Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, the Board could authorize the Fund to issue shares of preferred stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common shareholders or otherwise be in their best interest. Any issuance of preferred stock, however, must comply with the requirements of the Investment Company Act. If the Fund elects to issue preferred stock (and/or notes or other debt securities), its ability to make distributions to its common shareholders may be limited by the terms of such preferred stock or debt securities, the asset coverage requirements and other limitations imposed by the Investment Company Act, Maryland law and the Fund’s lenders.

The Investment Company Act, among other things, requires that the holders of outstanding shares of preferred stock, voting separately as a class, have the right to elect at least two Directors at all times (provided that these Directors may be classified). The remaining Directors will be elected by common and preferred shareholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, preferred shareholders will have the right to elect a majority of the Directors at any time that two years’ dividends on any outstanding shares of preferred stock are unpaid. Holders of the preferred stock would continue to have the right to elect a majority of the Fund’s Directors until all dividends in arrears on the preferred stock have been paid. In addition, holders of the preferred stock would also be entitled to vote separately as a class on certain matters which may at times give holders of preferred stock disproportionate influence over the Fund’s affairs.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws

The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors. The Board is divided into three classes of Directors, as nearly equal in size as practicable serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2015, 2016 and 2017, respectively, and when their successors are duly elected and qualify. Upon expiration of their current terms, Directors of each class will be elected to serve for terms ending at the third succeeding annual meeting of the Fund’s stockholders and when their successors are duly elected and qualify, and each year one class of Directors will be elected by the shareholders. A classified board may render a change in control of the Fund or the removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund’s management and policies.

Election of Directors. The Fund’s charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of Directors will be required to elect a Director. As noted above, pursuant to the Fund’s charter, the Board may amend the Bylaws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal. The Fund’s charter provides that the number of Directors will be set only by the Board of Directors in accordance with the Fund’s Bylaws. The Fund’s Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, unless the Fund’s Bylaws are amended, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law, which is one, or more than 15.

The Fund’s charter provides that, at such time as the Fund has at least three independent directors and its common stock is registered under the Exchange Act, which the Fund expects will be the case prior to the closing of this offering, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

The Fund’s charter provides that a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Shareholders. Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which the Fund’s charter does not), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals. The Fund’s Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund’s shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board or (3) by any shareholder of the Fund who was a shareholder of record both at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws. With respect to special meetings of the Fund’s shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of shareholders may be made only (i) by or at the direction of the Board or (ii) if the special meeting has been called in accordance with the Fund’s Bylaws for the purpose of electing directors, by any shareholder of the Fund who is a shareholder of record both at the time the shareholder provides the notice required by the Fund’s Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws.

Calling of Special Meetings of Shareholders. The Fund’s Bylaws provide that special meetings of the Fund’s shareholders may be called by the Board and certain of the Fund’s officers. The Fund’s Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund’s secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast a majority of the votes entitled to be cast on the matter, except that the Fund’s charter provides that the following matters require the approval of shareholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

•

amendments to the provisions of the Fund’s charter relating to the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors and to fill vacancies on the Board, the vote required to elect or remove a Director and the Board’s exclusive power to amend the Fund’s Bylaws;

•

charter amendments that would convert the Fund from a closed-end company to an open-end company or make the Fund’s common stock a redeemable security (within the meaning of the Investment Company Act);

•	the liquidation or dissolution of the Fund;

•	amendments to the provisions of the Fund’s charter relating to the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

•

any merger, consolidation, conversion, statutory share exchange or sale or exchange of all or substantially all of the Fund’s assets that the Maryland General Corporation Law requires be approved by the Fund’s shareholders; or

•

any transaction between the Fund, on the one hand, and any person or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Exchange Act) that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person or member of such a group (collectively “Transacting Persons”), on the other hand.

However, if such an amendment, proposal or transaction is approved by at least two-thirds of the Fund’s continuing directors (in addition to approval by the Board of Directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction including Transacting Persons that would not otherwise require shareholder approval under the Maryland General Corporation Law would not require further shareholder approval unless another provision of the Fund’s charter requires such approval. The “continuing directors” are defined in the Fund’s charter as its current Directors and any Directors whose nomination for election by the Fund’s shareholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing directors then serving on the Board of Directors.

The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws and to make new Bylaws.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Unlike open-end funds (which are generally referred to as mutual funds) closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. As a result, if shareholders wish to sell common shares of a closed-end fund they must trade them on the market as they would with respect to any other stock at the prevailing market price at that time. If the shareholder wishes to sell shares of a mutual fund, the mutual fund will redeem or buy back the shares at “net asset value.”

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per common share.

REPURCHASE OF COMMON SHARES

Because the Fund is a closed-end management investment company, its shareholders will not have the right to cause the Fund to redeem their common shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act that the Fund may purchase at market prices from time to time its common shares in the open market but is under no obligation to do so.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (i) all accrued preferred share dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the Fund has an asset coverage of at least 200% after deducting the amount of such purchase, redemption or acquisition, as applicable. Similarly, if the Fund has outstanding indebtedness, the Fund may not purchase, redeem or acquire its capital stock unless the Fund has an asset coverage of at least 300% after deducting the amount of such purchase, redemption or acquisition, as applicable. See “Leverage.” Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of common shares or to make a tender offer for those shares. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing approved by the Fund’s Board would have to comply with the [    ]’s listing requirements and the Exchange Act, the Investment Company Act, and the rules and regulations thereunder.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price that approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s common shares, shareholders should be aware that the acquisition of common shares by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding and any amounts borrowed.

TAX MATTERS

The discussion below provides general tax information related to an investment in common shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the common shares as capital assets (generally, property held for investment). A U.S. shareholder is, for U.S. federal income tax purposes, an individual who is a citizen or resident of the United States, a U.S. corporation, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “Qualified Publicly Traded Partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market) that derive less than 90% of their gross income from the items described in (a) above and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. Government securities or securities of other regulated investment companies) of (i) any one issuer, (ii) any two or more issuers of which the Fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (iii) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the undistributed amounts of such income to the extent that actual distributions are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax. To avoid the imposition of this excise tax, the Fund intends to make distributions of its ordinary taxable income and its capital gain net income, to the extent possible, by the close of each calendar year. The Fund may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts or circumstances.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

Distributions to shareholders by the Fund of ordinary income (including “original issue discount” and “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of “qualified dividend income,” be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned common shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder’s remaining basis in his or her shares of common shares of the Fund. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the common shares. A non-corporate shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.

A distribution from an MLP to the Fund is generally not a taxable event to the Fund but instead reduces (but not below zero) the Fund’s basis in its interest in the distributing MLP. A distribution from an MLP to the Fund that exceeds in amount the Fund’s remaining basis in its interest in the distributing MLP will generate taxable realized gain to the Fund in the amount of such excess. Such taxable realized gain will be taxed as ordinary income, not capital gain, to the Fund to the extent of previous depreciation expense on the MLP position. If the Fund sells or otherwise disposes of its interest in the MLP, any previous basis reduction will increase the gain (or decrease the loss) recognized on the sale or other disposition of the MLP. Gain recognized on the sale or disposition of an MLP interest or from an MLP distribution in excess of the Fund’s remaining basis in the MLP interest will be taxable as ordinary income to the extent of depreciation expense allocated to the Fund from the MLP interest. Where the Fund invests in MLPs taxed as partnerships, the Fund will typically not receive its Schedule K-1 tax statement from the MLP until after the date (January 31st) on which the Fund is required to mail its own IRS Form 1099s to investors. The K-1 may indicate that the Fund has mischaracterized the tax character of certain distributions previously reported to investors. If so, the Fund may send shareholders a corrected 1099 in May or June, and this may require shareholders to file amended personal tax returns.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares of the Fund. Shareholders receiving distributions in the form of additional common shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional common shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed common shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the calendar year in which the distributions were actually made except for the special January payment mentioned above. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

Certain distributions (if so reported by the Fund) may qualify, provided holding period and other requirements are met, (i) for the dividends-received deduction in the case of corporate shareholders to the extent that the income of the Fund consists of dividend income from U.S. corporations, and (ii) as qualified dividend income eligible for taxation at reduced rates applicable long-term capital gain (as discussed below). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).

Any investment by the Fund in equity securities of a REIT qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and filing to maintain their exemptions from certain Investment Company Act requirements. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

For U.S. federal income tax purposes, the Fund is permitted to carry forward net short-term and net long-term capital losses for any year to offset future capital gains. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. The Fund may not carry forward any losses other than net short-term and net long-term capital losses. In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards, if any, may be subject to limitation.

In general, the sale or other disposition of common shares will result in capital gain or loss to shareholders. A holder’s gain or loss generally will be a long-term gain or loss if the common shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. Short-term capital gains and other ordinary income will be taxed at a maximum rate of 39.6% for non-corporate taxpayers. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a holder on the sale or exchange of common shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such common shares. In addition, no loss will be allowed on the sale or other disposition of common shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such common shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Ordinary income distributed by the Fund will be taxable at a maximum federal income tax rate of 39.6%. Long-term capital gains will be taxed at a rate of 15% for individuals with incomes up to $400,000 ($450,000 for married filing jointly), adjusted annually for inflation, 20% for those with any income above those amounts that is net long-term capital gain or qualified dividend income, and 0% for those below certain income levels. In addition, a 3.8% Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will endeavor to monitor its transactions and will endeavor to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Dividends of net investment income and distributions of short-term capital gain paid to a shareholder who is not a U.S. person for U.S. federal income tax purposes, including nonresident alien individuals, non-U.S. trusts and estates, and certain other non-U.S. entities, will be subject to a 30% U.S. withholding tax (with a lower rate potentially available if a tax treaty applies), assuming that the shares are not held with respect to a U.S. trade or business.

A 30% withholding tax will be imposed on U.S.-source dividends, interest and other income items paid after June 30, 2014, and proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold common shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated as of the date of this prospectus, the Underwriters named below, for whom [    ] are acting as representatives (collectively, the “Representatives”) have severally agreed to purchase, and the Fund has agreed to sell to them, severally, the number of common shares indicated below.

Underwriters	Number of Common Shares
[ ]

Total

The Underwriters are offering the common shares subject to their acceptance of the common shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such common shares are taken. However, the Underwriters are not required to take or pay for the common shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $[        ] per common share under the initial offering price. The underwriting discounts and commissions (sales load) of $[        ] per common share are equal to [    ]% of the initial offering price. Investors must pay for any common shares purchased on or before [            ], 2014.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of [    ] common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering overallotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional common shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of common shares listed next to the names of all Underwriters in the preceding table. If the Underwriters’ overallotment option is exercised in full, the total price to the public would be $[        ], the total Underwriters’ discounts and commissions (sales load) would be $[        ], the estimated offering costs borne by the Fund would be $[        ] and the total proceeds to the Fund would be $[        ].

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share						Total
	Without Overallotment			With Overallotment			Without Overallotment			With Overallotment
Public offering price	$	[	]	$	[	]	$	[	]	$	[	]
Sales load	$	[	]	$	[	]	$	[	]	$	[	]
Estimated offering costs	$	[	]	$	[	]	$	[	]	$	[	]
Proceeds, after expenses, to the Fund	$	[	]	$	[	]	$	[	]	$	[	]

The fees described below under “—Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering costs paid by the Fund (other than sales load) will not exceed $[        ] per common share sold by the Fund in this offering. If the offering costs referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering costs (excluding sales load) are estimated to be $[        ] in total, $[        ] of which will be borne by the Fund (or $[        ] if the Underwriters exercise their overallotment option in full). If the Fund issues preferred shares and/or notes, the Fund’s common shareholders will also bear the expenses of such an offering.

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by them.

In order to meet requirements for listing the common shares on the [    ], the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of [400] beneficial owners in the United States. The minimum investment requirement is 100 common shares ($[200]).

The Fund has applied to list its common shares on the [    ], subject to notice of issuance, under the symbol “[    ]” and will be required to meet the [    ]’s listing requirements.

The Fund and all Directors and officers and holders of the Fund’s outstanding common shares have agreed that, without the prior written consent of [    ], on behalf of the Underwriters, the Fund and themselves will not, during the period ending 180 days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares, or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares,

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund occurs or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the common shares to be sold pursuant to the underwriting agreement for this offering or any common shares issued pursuant to the Fund’s dividend reinvestment plan or any preferred share issuance, if any.

In order to facilitate the offering of the common shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. Specifically, the Underwriters may sell more common shares than they are obligated to purchase under the underwriting agreement, creating a short position in the common shares for their own account. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the Underwriters under the overallotment option (exercisable for 45 days from the date of this prospectus). The Underwriters can close out a covered short sale by exercising the overallotment option or purchasing common shares in the open market. In determining the source of common shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the common shares compared to the price available under the overallotment option. The Underwriters may also sell common shares in excess of the overallotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the common shares in the offering, if the syndicate repurchases previously distributed common shares in transactions to cover syndicate short positions or to stabilize the price of the common shares. Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering.

The Fund anticipates that the Representatives and certain Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser, the Subadviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain Fund officers and Fund affiliates and the Advisers and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

Prior to the public offering of common shares, the Adviser purchased common shares from the Fund in an amount satisfying the initial capital requirements of Section 14(a) of the Investment Company Act. As of the date of this prospectus, the Adviser owned [100]% of the outstanding common shares.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

The principal business address of [    ] is [    ]. The principal business address of [    ] is [    ]. The principal business address of [    ] is [    ].

Additional Compensation to Be Paid by the Adviser

[The Adviser (and not the Fund) has agreed to pay certain Underwriters compensation in addition to the sales load compensation that the Underwriters will receive from the Fund. The Adviser (and not the Fund) has agreed to pay [    ] from its own assets, upfront structuring and syndication fees in the amount of $[        ] for advice relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) marketing issues with respect to the Fund’s investment policies and proposed investments, (ii) the overall marketing and positioning thesis for the offering of the common shares, (iii) securing participants in the Fund’s initial public offering, (iv) preparation of marketing and diligence materials for the Underwriters, (v) conveying information and market updates to the Underwriters, and (vi) coordinating syndicate orders in this offering. If the overallotment option is not exercised, the upfront structuring and syndication fees paid to [    ] will not exceed [    ]% of the total public offering price of the common shares. These services provided by [    ] to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.]

The Fund has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the shares of common stock, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the shares of common stock. Such expenses will not exceed $[        ] in the aggregate.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load that the Fund will pay of $[        ] per share is equal to [    ]% of the public offering price of the common shares. The sum total of all compensation to the Underwriters in connection with this public offering of common shares, including sales load, expense reimbursement and all forms of syndication and structuring fee payments to the Underwriters and other expenses will be limited to not more than [    ]% of the total public offering price of the common shares.

ADMINISTRATIVE, CUSTODIAN AND TRANSFER AGENT SERVICES

Pursuant to the Investment Advisory Agreement, and subject to the supervision of the Board, the Adviser is responsible for providing such office space, such bookkeeping, accounting, clerical, secretarial and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Fund) and such executive and other personnel as shall be necessary for the operations of the Fund. The Adviser does not receive a separate fee for administrative services.

State Street Bank and Trust Company (“State Street” or the “Custodian”), located at 1776 Heritage Drive, North Quincy, MA 02171, serves as the Fund’s custodian pursuant to a Custody Agreement. American Stock Transfer & Trust Company, LLC, located at 6201 15th Avenue, Brooklyn, NY 11219, will serve as the Fund’s transfer agent and dividend paying agent with respect to the common shares.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Fund by Willkie Farr & Gallagher LLP, New York, New York, and for the Underwriters by [    ]. Willkie Farr & Gallagher LLP and [    ] may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on October 31. For tax purposes, the Fund has adopted the 12-month period ending October 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected [                    ] as its independent registered public accounting firm. [                    ]’s principal business address is located at [                    ].

Report of Independent Registered Public Accounting Firm

[To Be Provided]

SunAmerica Goldman Sachs Diversified Yield Fund, Inc.

Statement of Net Assets

As of [            ], 2014

[To Come]

[            ], 2013

ASSETS:
Cash	$
Deferred offering costs

TOTAL ASSETS	$

LIABILITIES:
Accrued offering costs	$

TOTAL LIABILITIES

NET ASSETS	$

NET ASSETS CONSIST OF:
Common Stock ([ ] issued and outstanding, $[ ] par value, [ ] shares authorized)	$
Paid in capital	$

NET ASSETS	$

Net asset value per share	$

See Notes to the Statement of Net Assets

Notes to the Statement of Net Assets As of [            ], 2014

[To Be Provided]

APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS†

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

•	issue credit ratings are based, in varying degrees, on the following considerations:

•	likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

†	The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A”	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”	An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”	A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D”	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-)	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”	This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”	A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1”	A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2”	A short-term obligation rated “B-2” is regarded as having significant speculative characteristics and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3”	A short-term obligation rated “B-3” is regarded as having significant speculative characteristics and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C”	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”	A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

“i”	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“L”	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

“P”	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

“pi”	Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

“pr”	The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

“preliminary”	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•       Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by S&P of appropriate documentation. Changes in the information provided to S&P could result in the assignment of a different rating. In addition, S&P reserves the right not to issue a final rating.

•       Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with S&P policies. The final rating may differ from the preliminary rating.

•       Preliminary ratings may be assigned to obligations that will likely be issued upon reorganization or emergence from bankruptcy, based on late-stage reorganization plans, documentation and discussions with the obligor. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). The final rating may differ from the preliminary rating as a result of changes in the reorganization plan or other developments. S&P reserves the right not to issue a final rating.

“t”	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited	Unsolicited ratings are those credit ratings assigned at the initiative of S&P and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

“*”	This symbol indicated continuance of the ratings was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

“C”	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

“q”	A “q” subscript indicated that the rating was based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

“r”	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that were not covered in the credit rating. The absence of an “r” modifier should not have been taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG TERM OBLIGATION RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

“Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

“Ba”	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

“B”	Obligations rated B are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category, the modifier “2” indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

Moody’s assigns long-term ratings to individual debt securities issued from medium term note (“MTN”) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal;

•	Notes containing any provision that could obligate the investor to make any additional payments; or

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned a NR (not rated) symbol.

Short Term Rating Definitions:

Moody’s short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols “AAA”—“D” and “F1”—“D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

“RD”	Restricted default. “RD”‘ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b.      the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a coercive debt exchange on one or more material financial obligations.

“D”	Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category or to Long-Term IDR categories below “B.”

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

•	the ratings do not predict a specific percentage of default likelihood over any given time period;

•	the ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change;

•	the ratings do not opine on the liquidity of the issuer’s securities or stock;

•	the ratings do not opine on the possible loss severity on an obligation should an issuer default;

•	the ratings do not opine on the suitability of an issuer as a counterparty to trade credit; and

•	the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section “Understanding Credit Ratings—Limitations and Usage” for further information on the limitations of the agency’s ratings.

Short-Term Ratings—Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

•	the ratings do not predict a specific percentage of default likelihood over any given time period;

•	the ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change;

•	the ratings do not opine on the liquidity of the issuer’s securities or stock;

•	the ratings do not opine on the possible loss severity on an obligation should an obligation default; and

•	the ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section “Understanding Credit Ratings—Limitations and Usage” for further information on the limitations of the agency’s ratings.

NATIONAL RATINGS

National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below “AAA,” and where there is demand for such ratings, Fitch will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, an “AAA” Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as “AAA(arg)” for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance Fitch’s National Short Term Ratings of “F1+(xxx),” “F1(xxx),” “F2(xxx)” and “F3(xxx)” may be substituted by the regulatory scales, e.g. “A1+,” “A1,” “A2” and “A3.” The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s website to determine if any additional or alternative category definitions apply.

National Long-Term Credit Ratings

“AAA(xxx)”	“AAA” National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

“AA(xxx)”	“AA” National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

“A(xxx)”	“A” National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

“BBB(xxx)”	“BBB” National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

“BB(xxx)”	“BB” National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

“B(xxx)”	“B” National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, this rating may indicate distressed or defaulted obligations with potential for extremely high recoveries.

“CCC(xxx)”	“CCC” National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

“CC(xxx)”	“CC” National Ratings denote that default of some kind appears probable.

“C(xxx)”	“C” National Ratings denote that default is imminent.

“D(xxx)”	“D” National Ratings denote an issuer or instrument that is currently in default.

National Short-Term Credit Ratings

“F1(xxx)”	Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

“F2(xxx)”	Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

“F3(xxx)”	Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

“B(xxx)”	Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

“C(xxx)”	Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D(xxx)”	Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the AAA(xxx) Long-Term National Rating category, to categories below “CCC(xxx),” or to Short-Term National Ratings other than “F1(xxx).”

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to portfolio securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers, if any, (with respect to Fund, the investment discretion over which is delegated to the Subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.

The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda. The Fund generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board of Directors has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;(1)

•	Not vote proxies for securities that are out on loan;(2)

•	Vote on a case by case basis on equity compensation plan

(1)	The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.
(2)	The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a fund determines that a proxy vote is materially important to the fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

B-1

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interest of SunAmerica, the Fund’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Director who is not an “interested person,” as that term is defined in the Investment Company Act, time permitting, before casting the vote to ensure that the Fund vote in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as for ensuring the maintenance of records for each proxy vote cast on behalf of the Fund. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund.

The proxy voting record for the most recent twelve-month period ended October 31 will also be available on the SEC’s website at http://www.sec.gov.

Board Reporting. The Fund’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

B-2

Shares

SunAmerica Goldman Sachs Diversified Yield Fund, Inc.

Common Stock

$20.00 per Share

PROSPECTUS

[            ], 2014

Through and including [            ], 2014 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C

OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1.	Financial Statements.

Statement of Assets and Liabilities.*

2.	Exhibits.

(a)	Charter - Incorporated by reference to the identically numbered exhibit of the Registration Statement of the Registrant on Form N-2 (File Nos. 333-189945 and 811-22869) filed on July 15, 2013.

(b)	Bylaws - Incorporated by reference to the identically numbered exhibit of the Registration Statement of the Registrant on Form N-2 (File Nos. 333-189945 and 811-22869) filed on July 15, 2013.

(c)	Not applicable.

(d)	Instruments Defining Rights of Shareholders – Incorporated herein by reference to Exhibits (a) and (b) above.

(e)	Form of Dividend Reinvestment Plan.*

(f)	Not applicable.

(g)	(i) Form of Investment Advisory Agreement between the Registrant and SunAmerica Asset Management Corp. (“SunAmerica”).*

(ii) Form of Subadvisory Agreement between SunAmerica and Goldman Sachs Asset Management, L.P. (“GSAM”).*

(h)	(i) Form of Underwriting Agreement.*

(ii) Form of Master Agreement Among Underwriters.*

(iii) Form of Master Selected Dealers Agreement.*

(i)	Not applicable.

(j)	(i) Form of Master Custodian Agreement — Incorporated herein by reference to Post Effective Amendment No. 42 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021) filed on January 24, 2006.

(ii) Form of Amendment to Master Custodian Agreement.*

(k)	Form of Transfer Agency Agreement.*

(l)	Opinion and Consent of Venable LLP, Special Maryland Counsel for the Registrant.*

(m)	Not applicable.

(n)	Consent of [ ], independent registered public accounting firm for the Registrant.*

(o)	Not applicable.

(p)	Certificate of Initial Stockholder.*

(q)	Not applicable.

(r)	(i) Code of Ethics of SunAmerica and the Registrant.*

(ii) Code of Ethics of GSAM.*

(s)	Power of Attorney.†

*	To be filed by amendment.
†	Filed herewith.

ITEM 26. MARKETING ARRANGEMENTS

Reference is made to the forms of the underwriting agreement included as Exhibit (h)(1) hereto.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement.

Description of Fees and Expenses	Estimated Expenses
Securities and Exchange Commission registration fee
Exchange listing fees
Financial Industry Regulatory Authority fees
Promotion
Printing fees
Accounting fees and expenses
Legal fees and expenses
Miscellaneous
Total estimated fees and expenses

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Immediately prior to this offering, SunAmerica Asset Management Corp. will own shares of the Registrant, representing [100]% of the common stock outstanding.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table shows the number of holders of securities of the Registrant as of [            ], [2014].

Title of Class	Number of Record Holders
Shares of Common Stock	1

ITEM 30. INDEMNIFICATION

Maryland law permits a Maryland corporation to include a provision in its charter eliminating the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Registrant’s charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act of 1940 (the “Investment Company Act”).

The Registrant’s charter authorizes it to obligate itself, and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, who is, or is threatened to be, made a party to, or witness in, a proceeding by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of such a proceeding, without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The Registrant’s charter and bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

[Underwriting Agreement Indemnification.

Investment Advisory Agreement Indemnification.]

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 17 of the Investment Company Act limits the ability of the Registrant to indemnify its Directors, officers, and controlling persons.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

SunAmerica Asset Management Corp. (“SunAmerica”), the Investment Adviser of the Registrant, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the SEC (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.

Goldman Sachs Asset Management, L.P. (“GSAM”), the Subadviser of the Registrant, is primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto of GSAM on file with the SEC (File No. 801-37591) for a description of the names and employment of the directors and officers of GSAM.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained by the Registrant, c/o SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and the following service providers:

[                    ]

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1.	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Jersey City, and the State of New Jersey, on the 20th day of December, 2013.

SUNAMERICA GOLDMAN SACHS DIVERSIFIED YIELD FUND, INC.

(Registrant)

By:	/s/ John T. Genoy
John T. Genoy
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLES	DATE

*	Director	December 20, 2013
(Peter A. Harbeck)

/s/ Donna M. Handel	Treasurer (Principal Financial and Accounting Officer)	December 20, 2013
(Donna M. Handel)

*	Director	December 20, 2013
(Richard W. Grant)

*	Director	December 20, 2013
(Stephen J. Gutman)

*	Director	December 20, 2013
(William F. Devin)

*	Director	December 20, 2013
(William J. Shea)

*	Director	December 20, 2013
(Dr. Judith L. Craven)

/s/ John T. Genoy	President (Principal Executive Officer)	December 20, 2013
(John T. Genoy)

*By:	/s/ Thomas Peeney	December 20, 2013
Thomas Peeney, Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description

(s)	Power of Attorney.